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                                                                    EXHIBIT 10.1

          CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. ASTERISKS DENOTE OMISSIONS.

                  BANK OF AMERICA GATE EDUCATION LOAN PROGRAM:
                               UMBRELLA AGREEMENT
                                     (BofA)

        THIS UMBRELLA AGREEMENT (the "Agreement") is made and dated as of April 30, 2001, by and among THE FIRST MARBLEHEAD CORPORATION, a corporation organized under Delaware law ("FMC"), and BANK OF AMERICA, N.A., a national banking association (the "Program Lender").

                                    RECITALS

        A. FMC and the Program Lender have established the Bank of America/GATE(R) Loan Programs (the "Bank of America GATE Education Loan Programs"), including the prepGATE(R) Loan program, the Bank of America GATE(R) Undergraduate Loan Program and the Bank of America GATE(R) Graduate Loan Programs to assist parents and students in financing the cost of education at private elementary and secondary schools and at various institutions of higher education. Loans made under the Bank of America GATE Education Loan Programs are guaranteed by The Educational Resources Institute, Inc., a Massachusetts non-profit corporation ("TERI") pursuant to a Guaranty Agreement between Program Lender and TERI. Pursuant to the Bank of America GATE Education Loan Programs, FMC promotes the expansion of educational finance activities by agreeing to purchase or cause to be formed one or more special purpose business trusts or other entities (each an "SPE") to purchase promissory notes (the "Notes") evidencing loans conforming to the Bank of America GATE Education Loan Programs ("Bank of America GATE Conforming Loans") following origination. The purchase price payable by each SPE for a given pool of Bank of America GATE Conforming Loans is funded through issuance and sale by the SPE of certificates or other evidences of indebtedness, or by direct loans to the SPE, in either case the repayment of which is supported or collateralized by the income stream from the Bank of America GATE Conforming Loans included in such pool (each such transaction, a "Securitization Transaction").

        B. FMC has requested that the Program Lender originate and make available for purchase by SPEs from time to time Bank of America GATE Conforming Loans and serve as a primary lending institution participating in the Bank of America GATE Education Loan Programs.

        C. The parties desire to set forth herein certain terms and conditions affecting FMC and the Program Lender relating to their participation in the Bank of America GATE Education Loan Programs.

        NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

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                                   AGREEMENT

        1. DEFINITIONS. For purposes of this Agreement, the following terms shall have the following meanings:

        "AFFILIATE" shall mean, as to any person, any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such person. A person shall be deemed to control another person if the controlling person possesses, directly or indirectly, the power to direct or to cause the direction of the management and policies of the other person, whether through the ownership of voting securities, by contract or otherwise.

        "AGENT" means State Street Bank & Trust Company.

        "BANK OF AMERICA GATE CONFORMING LOANS" means a loan made to finance educational expenses at a Participating Institution, on terms and conditions in conformity with the Product Specifications.

        "BANK OF AMERICA GATE EDUCATION LOAN PROGRAM" means the loan program FMC and Program Lender have established under this Agreement, as more fully described in the Product Specifications.

        "BUSINESS DAY" shall mean any day other than: (a) a Saturday or Sunday, or (b) a day on which banking institutions in the State of California are required or authorized by law or executive order to be closed.

        "CHANGE IN CONTROL" means:

        (a) with respect to Program Lender, the occurrence of any of the following events:

               (i) the acquisition by any other entity, individual or group (within the meaning of Sections 13(d) (3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") of beneficial ownership (as defined in Rule 13d 3 promulgated under the Exchange Act) of more than fifty percent (50%) of the common stock of the Program Lender and/or other securities which have more than fifty percent (50%) of the combined voting power of the Program Lender's securities entitled to vote in the election of directors; or

               (ii) the sale of all or substantially all of the common stock or assets of the Program Lender to any other entity, individual or group; or

               (iii) the reorganization, merger or consolidation of the Program Lender in which the shareholders of Program Lender immediately before such event will not immediately thereafter own more than fifty percent (50%) of the combined voting power entitled to vote in the election of directors of the reorganized, merged or consolidated Program Lender's voting securities.

        (b) with respect to FMC, the occurrence of any of the following:

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               (i) the sale of all or substantially all the assets of FMC to an entity that directly, or through an Affiliate, participates as a lender in the Federal Family Education Loan Program ("FFELP") or the William D. Ford Direct Loan Program ("Direct Loan Program"); or

               (ii) the transfer of more than fifty percent (50%) of the shares or other equity interests entitled to vote, in one transaction or a series of related transactions, to an entity that directly, or through an Affiliate, participates as a lender in the FFELP or the Direct Loan Program.

        A "Change in Control" for either party shall not include any transactions with an entity which is an Affiliate immediately prior to such transaction, nor shall it include a public offering.

        "COMMON CUSTOMER" shall mean any applicant or co-applicant who is approved for and receives a Bank of America GATE Conforming Loan from Program Lender, and any student whose educational expenses are financed with the proceeds of such loan.

        "COMPETING PRODUCT" shall mean any credit-tested or credit ready loan for the purposes of financing educational expenses, made by Program Lender to a parent borrower or Student borrower pursuant to a private alternative education loan program, other than:

               - a Bank of America GATE Conforming Loan;
               - any other TERI-guaranteed loan;
               - the Signature Select and Signature loan programs, but only with respect to existing educational institutions;
               - loans under tax-exempt state-funded programs;
               - any other program not actively marketed by Program Lender or its Affiliates; or
               - any other program to which Program Lender has committed by contract prior to the date of this Agreement.

        "CROSSOVER DATE" SHALL HAVE THE MEANING ASSIGNED TO IT IN SECTION 2 OF THIS AGREEMENT.

        "DEPOSIT AND SECURITY AGREEMENT" means a certain Deposit and Security Agreement among Program Lender, TERI, the Agent and FMC substantially in the form of Exhibit F attached hereto.

        "EFFECTIVE DATE" shall have the meaning given such term in Paragraph 21 below.

        "FMER" means First Marblehead Educational Resources, Inc., a Delaware corporation. FMER is a wholly-owned subsidiary of FMC.

        "GATE STUDENT LOAN PROGRAM" means the loan program FMC and Program Lender have established to assist students in financing the cost of education at various institutions of higher education, which is operated by FMC and Bank of America under the Student Umbrella Agreement.

        "GUARANTY AGREEMENT" means the Guaranty Agreement between Program Lender and TERI, substantially in the form of Exhibit G attached hereto.

        "LICENSE AGREEMENTS" refers to reciprocal license agreements between FMC and Program Lender, dated as of November 21, 1996, as amended as provided in
Section 5 hereof.

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        "NEW NOTE PURCHASE AGREEMENT" means an agreement between Program Lender and FMC, substantially in the form of Exhibit E attached hereto.

        "NOTES" has the meaning assigned to it in Recital A above.

        "PARTICIPATING INSTITUTION" shall mean an institution approved by TERI for participation in TERI-guaranteed programs.

        "PHEAA" means the Pennsylvania Higher Education Assistance Agency.

        "prepGATE CONFORMING LOAN" means a certain type of Bank of America GATE Conforming Loan that is made under the prepGATE Loan Program and conforms to the Product Specifications for prepGATE loans.

        "prepGATE LOAN PROGRAM" means the loan program FMC and BA have established to assist parents in financing the cost of education at private elementary and secondary schools as more fully described in the Product Specifications.

        "prepGATE ORIGINATION SERVICES AGREEMENT" means an agreement between TERI and Program Lender with respect to origination of prepGATE Loans substantially in the form of Exhibit E attached hereto.

        "PRODUCT SPECIFICATIONS" shall mean (i) Underwriting, Origination and Loan Term Guidelines for prepGATE Loan Program, Bank of America GATE Undergraduate Loan Program and Bank of America GATE Graduate Loan Programs, (ii) the TERI Servicing Guidelines, and (iii) Specific Program Summaries for prepGATE Loan Program, Bank of America GATE Undergraduate Program and Bank of America GATE Graduate Loan Programs, copies of which are attached hereto as Exhibits A through C all as amended from time to time.

        "PROGRAM MANAGER" means FMC or such Affiliate of FMC as may be designated as Program Manager in the Product Specifications from time to time (such designation to be subject to Program Lender's consent, which will not be unreasonably withheld).

        "SECURITIZATION TRANSACTION" has the meaning set forth in Recital paragraph "A."

        "SERVICER" means PHEAA, or a successor servicer appointed in conformity with Section 9 hereof.

        "SPE" means a special purpose business trust or other special purpose entity formed to purchase Bank of America GATE Conforming Loans in a Securitization Transaction.

        "STUDENT UMBRELLA AGREEMENT" means that certain Umbrella Agreement between Program Lender and FMC dated as of June 1, 1996, as amended.

        "TERI LENDERS" means financial institutions or other lenders who have entered into a Guaranty Agreement with TERI.

        "TERI LOANS" means loans guaranteed by TERI.

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        "TERI MARKETING SERVICES" means a Delaware corporation by that name, which is a 100% subsidiary of FMER.

        "TERI PRIVATE LABEL PROGRAM" means an education loan program involving loans guaranteed by TERI and originated by a lender (other than Program Lender) who takes full responsibility for marketing the loans, generally under a brand selected by and identified with that lender.

        "TERMINATION DATE" shall mean June 30, 2002, as such date may be extended under the terms hereof. After such date, this Agreement shall automatically renew for successive one-year terms; PROVIDED, HOWEVER that at any time after June 30, 2002, either party may terminate this Agreement upon one hundred and eighty (180) days written notice.

        2. GATE STUDENT LOAN PROGRAM UNAFFECTED; TRANSITION TO BANK OF AMERICA GATE EDUCATION LOAN PROGRAMS.

        The Program Lender participates in the GATE Student Loan Program pursuant to the Student Umbrella Agreement. This Agreement does not affect the Student Umbrella Agreement or the GATE Student Loan Program.

        The Program Lender also participates in the GATE Family Loan Program pursuant to an Umbrella Agreement between FMC and the Program Lender dated April 3, 2000 ("Existing Family Umbrella Agreement"). Except as set forth herein, the Existing Family Umbrella Agreement shall remain in full force and effect notwithstanding the execution and operation of this Agreement. The Existing Family Umbrella Agreement will continue to govern the origination, including underwriting and disbursement, under the GATE Family Loan Program until May 1, 2001 ("the Crossover Date"). No loans originated under the Existing Family Umbrella Agreement are presently guaranteed by TERI under the Guaranty Agreement. After the Crossover Date, no new GATE Family Loan applications will be accepted, but pending applications will be originated, underwritten, and disbursed as part of the GATE Family Loan Programs under the terms of the Existing Family Umbrella Agreement. All loans made under the Existing Family Umbrella Agreement will continue to be serviced under the existing Servicing Agreement between Program Lender and PHEAA dated May 8, 2000, as amended and will be sold pursuant to the Note Purchase Agreement between FMC and Program Lender dated April 3, 2000.

        On and after the Crossover Date, all new applications for Bank of America GATE Education Loans and GATE Family Loans will be eligible for processing under this Agreement, guaranteed by TERI (if approved), and eligible for purchase under the New Note Purchase Agreement.

        3. TERM OF AGREEMENT. This Agreement shall be effective from the Effective Date to but not including the Termination Date, unless earlier terminated under Sections 23 or 24 hereof.

        4.     LOAN UNDERWRITING AND FUNDING.

        (a) FORMS. Program Lender and FMC, in consultation with TERI, shall agree upon standard Note and Disclosure forms, in conformity with California law, to be included in the Product Specifications. Program Lender shall utilize such disclosure and note forms for all Bank of America GATE Education Loans, other than prepGATE Loans. Program Lender shall provide to TERI for its use on Program Lender's behalf a version of the prepGATE Loan forms that have similarly been conformed to California law.

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        (b)    ORIGINATION OF prepGATE LOANS. Loan underwriting, documentation and disbursement shall be performed by TERI under the Origination Services Agreement, in conformity therewith. Program Lender shall cause TERI to provide to Program Manager a copy of TERI's periodic loan origination reports when the same are prepared for Program Lender. Program Lender shall cause TERI to transfer the loans to the data processing system of Servicer upon completion of origination.

        (c) ORIGINATION OF BANK OF AMERICA GATE EDUCATION LOANS OTHER THAN prepGATE. Program Lender has reviewed the Product Specifications and approved the same, including the credit underwriting guidelines contained therein, which guidelines reflect the credit policies of the Program Lender, as well as the credit criteria used by TERI in determining whether to guarantee loans. Program Lender shall receive applications for Bank of America GATE Education Loans, underwrite the same in accordance with Product Specifications, approve or deny the same, and document approved loans, all in accordance with the Product Specifications. Program Lender shall disburse the same to the Participating Institutions and shall disburse guaranty fees to TERI and/or the Agent in accordance with the terms of the Guaranty Agreement. Program Lender shall provide origination reports to TERI and FMC as described in the Guaranty Agreement and in the New Note Purchase Agreement. Program Lender shall document all Bank of America GATE Education Loans in accordance with all applicable law and shall provide all disclosures required by applicable law.

        5. JOINT MARKETING EFFORTS. Program Lender shall develop marketing materials for distribution to potential Participating Institutions and borrowers relating to the Bank of America GATE Education Loan Programs. Program Lender shall develop for review and input by FMC a marketing plan for the Bank of America GATE Education Loan Programs including milestones, cost sharing arrangements, and other appropriate terms.. Except for the prepGATE Family Loan Program, which shall retain its existing brand, FMC and Program Lender agree to develop a mutually acceptable brand to place on all products and materials associated with the marketing of the Bank of America GATE Education Loan Programs. Subject to the confidentiality provisions of Paragraph 8 below, each party hereto agrees to provide such information as may be reasonably required by the other party in connection with marketing the BA GATE Loan Programs; provided, however, that no party shall distribute any printed material, whether relating to the Bank of America GATE Education Loan Programs or otherwise, which contains the name or information concerning or provided by the other party without the prior consent of such other party, which consent shall not be unreasonably withheld. The parties agree to promptly amend the License Agreements, in order to provide that FMC grants to the Program Lender a nonexclusive license to use (subject to FMC approval) any and all trademarks and tradenames associated with the Bank of America GATE Education Loan Programs and that Program Lender grants to FMC a non-exclusive license to use (subject to Program Lender approval) Program Lender's name and logos in connection with the Bank of America GATE Education Loan Programs.

        6.     EXCLUSIVITY; NONCOMPETITION.

        (a) Except as otherwise provided below, FMC will not, during the term of this Agreement, enter into any agreement with any other financial institution or other regulated or nonregulated lender (a "Competing Lender") which calls for FMC to design, market and arrange the purchase of alternative education loans or otherwise in contemplation of the participation of such Competing Lender in making Bank of America GATE Conforming Loans without first offering to Program Lender the first opportunity to participate as the program lender for any such product. If within thirty (30) days after the offer is made, Program Lender declines participation or if FMC and Program Lender are unable to reach agreement as to the terms of Program Lender's participation as a lender for the product, then FMC shall be free of any restriction under this Agreement with respect to such product. Notwithstanding the above, (a) FMC will be permitted to arrange a securitization transaction for any TERI-guaranteed

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program, regardless of the identity of the lender; (b) FMC will be permitted to provide customer product pricing and repayment terms, together with other program terms necessary for future securitizations, to current and prospective TERI Lenders under any TERI Private Label Program; (c) FMER and TERI Marketing Services may market TERI Loans to lenders and educational institutions; and (d) FMER may contract to provide full outsourcing support for all current TERI functions, including, without limitation, loan underwriting and origination, guaranty claim processing and defaulted loan collection. During the term of this Agreement, Program Lender will offer FMC the first opportunity to participate as the secondary market for any Competing Product. If within thirty (30) days after the offer is made, FMC declines participation or if FMC and Program Lender are unable to reach agreement as the terms of FMC's participation as a secondary market for the Competing Product, then Program Lender shall be free of any restriction under this Agreement with respect to such Competing Product. Nothing in this Section 6(a) governs any activity with respect to the GATE Student Loan Program or alters any exclusivity arrangement in the Student Umbrella Agreement.

        (b) Prior to the sale of a note relating to a Common Customer under the Note Purchase Agreement, FMC shall not, with respect to the Common Customers whose Notes are sold in such sale, (i) solicit such Common Customers, or (ii) market any products to Common Customers. After any sale of Notes under the Note Purchase Agreement, Program Lender shall not, with respect to the Common Customers whose Notes are sold in such sale, (i) solicit Common Customers for Competing Products, or (ii) market Competing Products to Common Customers, pursuant to a promotional scheme that is targeted specifically to Bank of America GATE Conforming Loan borrowers, without the prior written consent of FMC, given in FMC's sole and absolute discretion. Nothing in this Section 6(c) shall require Program Lender to delete the names of Common Customers from general lists of Program Lender's customers, lists of customers of Program Lender's Affiliates, or purchased lists of prospects used for solicitation.

        7.     SOLICITATION FOR OTHER BUSINESS. Except as expressly provided in
Section 6(b) of this Agreement, above, Program Lender and FMC shall each have the non-exclusive right to solicit Common Customers for any products and services, to the extent permitted by applicable law.

        8.     CONFIDENTIAL INFORMATION; PROPRIETARY INFORMATION.

        (a) All information of any kind and description relating to borrowers under Bank of America GATE Conforming Loans originated by the Program Lender (and rejected applicants for such Loans), the Notes originated by the Program Lender, the Program Lender's loan processing operations or any other information that has been or will be made available by the Program Lender or any of its Affiliates to FMC or has otherwise been obtained by FMC from the Program Lender or any of its Affiliates (other than as expressly excluded from such information as provided below, "Confidential Information") is made available by the Program Lender and accepted by FMC, with the understanding and agreement that such Confidential Information is property valuable to the Program Lender which has been developed through the expenditure of substantial time and money and that the Program Lender desires to retain it in confidence and withhold its availability to others. "Confidential Information" shall not include (a) information that has become generally available to the public other than as a result of a disclosure by or through FMC, or its officers, employees, agents or other representatives, (b) information that was available to such persons on a non-confidential basis prior to its disclosure to FMC, and (c) information that becomes available to FMC from a source not subject, to the best knowledge of FMC after due inquiry, to any prohibition against disclosing the information to FMC, including, without limitation, information obtained from any purchase of the Notes in any Securitization Transaction or otherwise relating to any Bank of America GATE Conforming Loan sold by the Program Lender in any

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Securitization Transaction, information received from or relating to any
Participating Institution and information received from or relating to the activities of third parties, other than the Program Lender, retained by FMC in connection with the administration or marketing of the Bank of America GATE Education Loan Programs. FMC agrees that except as required by law and except as is reasonably necessary in connection with any Securitization Transaction, any and all Confidential Information and any information or knowledge which may be imparted through receipt or examination of Confidential Information will not be copied or communicated to any third party or used by FMC or any of its officers, employees, agents or other representatives without the express prior written consent of the Program Lender. FMC will take reasonable precautions to prevent any unauthorized disclosure of Confidential Information. FMC agrees to return or destroy all written and other tangible Confidential Information, including all extracts and copies thereof, immediately upon request. Except as expressly contemplated by the marketing programs referred to in Paragraph 5 above and incidental communications regarding the Bank of America GATE Education Loan Programs initiated by borrowers in the course of which such borrowers are referred to the Program Lender, until a Bank of America GATE Conforming Loan is sold by the Program Lender, in connection with a Securitization Transaction or otherwise, neither FMC nor any of its Affiliates shall enter into any communication with the borrower thereunder. Except as expressly provided in the immediately preceding sentence, the obligations of FMC set forth in this Paragraph 8(a) shall survive the Termination Date.

        (b) All information relating to the Bank of America GATE Education Loan Programs that has been or will be made available to the Program Lender or any of its Affiliates by FMC or has otherwise been obtained by the Program Lender or any of its Affiliates from FMC (other than such information which constitutes Confidential Information or other than as expressly excluded from such information as provided below, "Proprietary Information") is made available by FMC and accepted by the Program Lender with the understanding and agreement that such Proprietary Information is property valuable to FMC which has been developed through the expenditure of substantial time and money and that FMC desires to retain it in confidence and not to permit its commercial use by others. "Proprietary Information" shall not include: (a) information that has become generally available to the public other than as a result of a disclosure by or through the Program Lender, (b) information derived by Program Lender from sources other than activities under or related to this Agreement, (c) information required by law to be disclosed (but only to the extent such disclosure is legally required), and (d) reporting of loan information to credit bureaus in the ordinary course of business. Program Lender will take reasonable precautions to prevent any unauthorized commercial use of Proprietary Information. The obligations of the Program Lender set forth in this paragraph 8(b) shall survive the Termination Date.

        9. PRODUCT SPECIFICATIONS. As used in this Agreement, the term "Product Specifications" refers to the Product Specifications for BOTH the prepGATE and Bank of America GATE Education Loan Programs. The Product Specifications may not be modified in any Program Lender-related manner during the term of this Agreement without the prior written consent of the Program Lender, which consent shall not be unreasonably withheld. Program Lender-related modifications to the Product Specifications shall include any change to loan terms, borrower eligibility, or any other change that would affect Program Lender's rights, obligations, responsibilities, or costs. The parties agree to negotiate in good faith with respect to any proposed changes in the Product Specifications during the fourth calendar quarter of each year and to attempt to finalize revisions by December 31 of each year.

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        10.    FMC EFFORTS; FMC FEES FOR SECURITIZATION SERVICES.

        (a) FMC agrees to use its best efforts to continue to market the Bank of America GATE Education Loan Programs, to promote Program Lender's participation in the same and to assist in arranging Securitization Transactions not less than once each calendar year.

        (b) Nothing contained in this Agreement shall restrict FMC's right to separately negotiate with other parties to a Securitization Transaction fees for its services as investment advisor, financial advisor or otherwise.

        11. SECURITIZATION PROVISIONS. FMC (for itself and each SPE) agrees that:

        (a) Any Offering Materials (as defined in Exhibit D attached hereto) relating to each Securitization Transaction will contain a statement to the effect that: (1) the certificates being offered thereunder do not represent an interest in, or obligation of, the Program Lender or its parent, Bank of America Corporation, (2) no purchaser of such certificates shall have any recourse to the Program Lender or Bank of America Corporation, (3) neither the certificates nor the notes evidencing Bank of America GATE Conforming Loans supporting such certificates are insured or guaranteed by the Federal Deposit Insurance Corporation or, at the request of or for the account of the Program Lender or Bank of America Corporation, by any other governmental agency, and (4) the underwriting criteria employed by the Program Lender in originating the Bank of America GATE Conforming Loans are different from those utilized by the Program Lender and its Affiliates in originating student loans under other existing student loan programs;

        (b) FMC shall, or shall cause the applicable SPE to, perform the acts and assume the duties of depositor and manager pursuant to the provisions of the trust or other agreement or instrument under which the certificates or other evidences of indebtedness will be issued in any Securitization Transaction. Under no circumstances shall Program Lender be obligated to perform any such duties. Neither Program Lender nor any of its directors or other representatives shall execute any registration statement filed with the Securities and Exchange Commission in connection with any Securitization Transaction.

        (c) The certificates or other evidences of indebtedness to be issued by FMC and/or any SPEs in Securitization Transactions shall be issued and sold by FMC and/or such SPEs, with or without the assistance of FMC, but in any event without any participation whatsoever on the part of Program Lender except as expressly provided in subparagraph (2) below. Without limiting the generality of the foregoing, it is expressly acknowledged and agreed by FMC that Program Lender shall not (1) attend any "road shows" or meetings with investors or prospective investors, (2) prepare, assist in preparing or review any written or oral materials or prospectuses to be provided to investors or potential investors or to be filed with the Securities and Exchange Commission, any state securities commission, any stock exchange or NASDAQ other than excerpts from such documents describing the Program Lender and its procedures drafted expressly for inclusion in such documents, or (3) otherwise be responsible in any way for soliciting, or assisting FMC or any SPE in soliciting, the purchases of certificates or other evidences of indebtedness to be issued in any Securitization Transaction.

        (d) FMC shall file or shall cause the applicable SPE to file any registration statement and periodic reports required to be filed under the Securities Exchange Act of 1934.

        (e) Without the prior written consent of Program Lender, which consent shall not be unreasonably withheld, Bank of America GATE Conforming Loans or other TERI-guaranteed loans

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originated by any person or entity other than Program Lender will not be included in any Securitization Transaction, and by proposing that such Bank of America GATE Conforming Loans be included in any Securitization Transaction which will include Bank of America GATE Conforming Loans originated by Program Lender, FMC and the applicable SPE shall be deemed to have represented and warranted that such other Bank of America GATE Conforming Loans were originated under Product Specifications approved by TERI. The execution and delivery to Program Lender of a Co-Lender Indemnification Agreement by other participating "Program Lenders" in any Securitization Transaction shall be a condition precedent to any agreement of Program Lender to permit the pooling of Bank of America GATE Conforming Loans or other TERI-guaranteed loans originated by such other person or entity with Bank of America GATE Conforming Loans originated by Program Lender in a Securitization Transaction).

        12. NO ASSIGNMENT. No party may assign its rights or obligations under this Agreement without the prior written consent of the parties hereto, PROVIDED, HOWEVER, that Program Lender may assign its rights hereunder to an Affiliate that is a banking organization having the legal power and right under applicable law (including, without limitation, usury law) to make Bank of America GATE Conforming Loans in all fifty (50) states of the U.S. and the District of Columbia. Program Lender shall bear all costs arising out of such assignment, including, without limitation, any costs for legal advice relating to loan compliance and documentation. FMC may assign its rights hereunder to a corporation or partnership that succeeds to substantially all the business of FMC as now conducted. No assignment shall relieve the assignor of liability hereunder. Any assignment in violation hereof shall be automatically null and void.

        13. AMENDMENT. This Agreement may not be amended nor terms or provisions hereof waived unless such amendment or waiver is in writing and signed by all parties hereto.

        14. NO WAIVER. No delay or failure by any party to exercise any right, power or remedy hereunder shall constitute a waiver thereof by such party, and no single or partial exercise by any party of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

        15. ENTIRE AGREEMENT. This Agreement and the documents and agreements referred to herein embody the entire agreement and understanding among the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

        16. NOTICES. All notices given by any party to the others under this Agreement shall be in writing delivered: (a) personally, (b) by facsimile transmission, (c) by overnight courier, prepaid, or (d) by depositing the same in the United States mail, certified, return receipt requested, with postage prepaid, addressed to the party at the address set forth below. Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided herein. Such notices shall be effective on the date received. Notices shall be given as follows:

        If to Program Lender:

        Kathy Cannon
        Bank of America
        National Student Lending Group
        275 South Valencia Avenue, 3rd floor
        Brea, CA 92823

        With a copy to:

        Mary Price
        Bank of America
        555 California Street
        8th Floor
        San Francisco, CA 94104
        If to FMC:

        Daniel Maxwell Meyers
        The First Marblehead Corporation
        30 Little Harbor
        Marblehead, MA  01945

        With a copy to:

        Richard P. Hackett, Esq.
        Pierce Atwood
        One Monument Square
        Portland, ME 04101

        17. ATTORNEYS' FEES. In the event of a lawsuit or arbitration proceeding arising out of or relating to this Agreement, the prevailing party shall be entitled to recover costs and reasonable attorneys' fees incurred in connection with the lawsuit or arbitration proceeding, as determined by the court or arbitrator.

        18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California (without regard to conflict-of-law rules).

        19. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement.

        20. NO THIRD PARTIES BENEFITED. This Agreement is made and entered into for the sole protection and legal benefit of the parties, and their permitted successors and assigns, and no other person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement.

        21. EFFECTIVE DATE. This Agreement shall be effective as of April 30, 2001 (the "Effective Date"); PROVIDED, HOWEVER, that if any of the following conditions has not occurred on or before September 15, 2001, then this Agreement shall, at the option of any party as evidenced by written notice to such effect given to the other parties as provided herein, terminate and be of no further force or effect:

        (a) Each of the parties hereto shall have executed and delivered to the others a counterpart of this Agreement;

        (b) The Program Lender and FMC shall have executed and delivered to the other the New Note Purchase Agreement;

        (c) Each of the following shall have been executed and delivered in form and substance satisfactory to FMC:

                     (i)     the Guaranty Agreement;

                     (ii)    the Deposit and Security Agreement; and

                     (iii)   the Origination Services Agreement.

        (d) Program Lender shall have entered into one or more agreements for loan servicing with the Servicer, in form and substance satisfactory to Program Lender and to FMC. FMC, in its sole discretion, may waive the condition set forth in this Section 21(d); provided, however, that any such waiver by FMC shall not excuse the Program Lender from its obligations pursuant to Section 22(a) of this Agreement.

        Each of the parties agrees to use its best efforts to cause these conditions subsequent to be satisfied.

        22. COVENANTS OF PROGRAM LENDER CONCERNING SERVICING. Program Lender agrees that:

        (a) Program Lender shall use its best efforts to maintain the Origination Services Agreement and the servicing agreement with the Servicer in full force and effect; and

        (b) Program Lender will not amend the loan origination and servicing agreements with the Servicer in any respect concerning Bank of America GATE Conforming Loans as to which FMC has an option to purchase without the prior written consent and approval of FMC.

        23. TERMINATION FOR CAUSE; SUSPENSION. FMC or Program Lender may terminate this Agreement for cause by notice to the other if:

        (a) The other party materially breaches this Agreement and fails to cure such material breach, within 60 days of written demand for cure. For purposes of this Agreement, the failure to make any payment required hereunder shall constitute a material breach; or

        (b) The other party shall file any proceeding under the U.S. Bankruptcy Code or similar state insolvency act, or shall be the subject of any involuntary bankruptcy proceeding, which proceeding is not dismissed within 60 days after the filing thereof.

        (c) The Guaranty Agreement is terminated or TERI becomes a debtor in any bankruptcy or insolvency proceeding.

        Either party to this Agreement may suspend the processing of new applications for Bank of America GATE Education Loans in the event that TERI experiences a material adverse financial change such as a reduction of its credit rating below investment grade, or a default is declared under any TERI guaranty agreement with any lender. Such suspension shall continue, at the discretion of the party declaring the same, until the adverse change is cured.

        24. TERMINATION UPON CHANGE IN CONTROL. Either party shall be entitled to terminate this Agreement and the Note Purchase Agreement upon thirty
(30) days' notice following the occurrence of any transaction which results in, or the execution of one or more agreements to enter into a transaction that would result in, a Change in Control of the other party.

        25. EFFECT OF TERMINATION. Upon termination of this Agreement for any reason:

        (a) Program Lender shall not be obligated to accept any additional applications for Bank of America GATE Conforming Loans but shall complete all scheduled funding with respect to applications it has already approved and shall pay any fees that would have been due (but for such termination) to FMC related to such disbursements.

        (b) FMC's rights to purchase notes under the New Note Purchase Agreement shall not be affected.

        (c) FMC and BA may notify all Participating Institutions of the termination of the BA/GATE Program (but shall also have the right to offer a replacement program).

        (d) Each party shall cease and desist in the use of the other's trademarks, tradenames, servicemarks and logos, in accordance with the terms of the License Agreements.

        26. THE SERVICER. The parties have selected PHEAA as Servicer to service Bank of America GATE Conforming Loans and TERI to originate prepGATE Loans. In the event of a termination of either or both of the agreements between Program Lender and Servicer or TERI (whether on account of breach, expiration or otherwise), the parties shall agree upon a mutually acceptable replacement. Any replacement origination agreement and/or servicing agreement must be satisfactory to both FMC and Program Lender, in form and substance. Any replacement agreement shall initially be entered into with Program Lender but rights thereunder relating to groups of Bank of America GATE Conforming Loan transferred in a Securitization Transaction shall be assignable to the owner of the Notes so transferred. The selection of any successor Servicer must also conform to the requirements of the Note Purchase Agreement. A successor servicer may be an Affiliate of either party.

        27. INFORMAL DISPUTE RESOLUTION. Any controversy or claim between the parties arising from or in connection with this Agreement or the relationship of the parties under this Agreement whether based on contract, tort, common law, equity statute, regulation, order or otherwise, and whether arising before or after the termination of this Agreement ("Dispute") shall be resolved as follows:

        (a) Upon written request of either party, the parties will each appoint a designated representative whose task it will be to meet for the purpose of endeavoring to resolve such Dispute.

        (b) The designated representatives shall meet as often as the parties reasonably deem necessary to discuss the problem in an effort to resolve the Dispute without the necessity of any formal proceeding.

        (c)    Arbitration proceedings for the resolution of a Dispute under
Section 28 may not be commenced until the earlier of:

               (i) the designated representatives conclude in good faith that amicable resolution through continued negotiation of the matter does not appear likely; or

               (ii) the expiration of the thirty (30) day period immediately following the initial request to negotiate the Dispute.

        28.    MANDATORY ARBITRATION; REFERENCE.

        (a) Any controversy or claim between or among the parties, including but not limited to those arising out of or relating to this Agreement and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding the choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

        (b) No provision of this paragraph shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of any party to resort to arbitration or reference. At the option of any party holding a deed of trust, foreclosure under such deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

        29. PERMISSIBLE LEGAL PROCEEDINGS. Notwithstanding anything contained in Sections 27 and 28, (a) a party may institute legal proceedings to seek a temporary restraining order or other temporary or preliminary injunctive relief to prevent immediate and irreparable harm to such party, and for which monetary damages would be inadequate, pending final resolution of the dispute, controversy or claim pursuant to arbitration, and (b) a party may institute legal proceedings if necessary to preserve a superior position with respect to other creditors. Such conduct shall not constitute a waiver of the right of either party to resort to arbitration to obtain relief other than that specified in this Section 29.

        30. CONSENT TO JURISDICTION. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA OR OF THE UNITED STATES FOR THE NORTHERN DISTRICT OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                           THE FIRST MARBLEHEAD CORPORATION


                           By: /s/ Ralph James
                              ---------------------------------
                           Name: Ralph James
                                -------------------------------
                           Title: COO
                                 ------------------------------

                           BANK OF AMERICA NA


                           By: /s/ K L Cannon
                              ---------------------------------
                           Name: K L Cannon
                                -------------------------------
                           Title: SVP
                                 ------------------------------

                               TABLE OF EXHIBITS

NOTE: First Marblehead Corporation is not a party to the following Exhibits A, B, C, E and/or G. Pursuant to Item 601 of Regulation S-K, such exhibits are not being filed herewith.


Exhibit A --  Underwriting, Origination and Loan Term Guidelines for
              prepGATE Loan Program, Bank of America GATE Undergraduate Loan Program and Bank of America GATE Graduate Loan Programs

Exhibit B --  TERI Servicing Guidelines

Exhibit C --  Specific Program Summaries

Exhibit D --  New Note Purchase Agreement - filed herewith.

Exhibit E --  Origination Services Agreement

Exhibit F --  Deposit and Security Agreement - filed herewith.

Exhibit G --  Guaranty Agreement

                                               [EXHIBIT D TO UMBRELLA AGREEMENT]

                                                                        DRAFT #6
                                                                         8/01/01

                            NOTE PURCHASE AGREEMENT
                      BANK OF AMERICA GATE(R) LOAN PROGRAM

        This Note Purchase Agreement, by and between BANK OF AMERICA, N.A. ("Program Lender"), a national banking association organized under the laws of the United States and having a principal office located at 275 South Valencia Avenue, Brea, California, and THE FIRST MARBLEHEAD CORPORATION, a Delaware corporation having a principal place of business at 30 Little Harbor, Marblehead, Massachusetts ("FMC"), dated as of April 30, 2001;

                              W I T N E S S E T H:

        WHEREAS, Program Lender is in the business of making education loans under education ending programs, including, without limitation, the Bank of America GATE Education Loan Program (as hereinafter defined); and

        WHEREAS, FMC exists to arrange funding for education loans for the benefit of students at Participating Institutions; and

        WHEREAS, in order to facilitate funding of Bank of America GATE Conforming Loans, Program Lender has agreed to sell, from time to time, pools containing Bank of America GATE Conforming Loans originated by Program Lender to FMC or a Purchaser Trust (all as hereinafter defined).

        WHEREAS, the Bank of America GATE Education Loans are made by Program Lender and purchased by FMC on the condition that they qualify for and in fact are covered by a guaranty issued by The Education Resources Institute, Inc. ("TERI").

        NOW, THEREFORE, in consideration of these presents and the covenants contained herein, the parties hereto hereby agree as follows:

I.      DEFINITIONS.

        Capitalized terms used herein without definition have the meanings set forth in the Program Guidelines.

        "Affiliate" shall mean, as to any person, any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such person. A person shall be deemed to control another person if the controlling person possesses, directly or indirectly, the power to direct or to cause the direction of the management and policies of the other person, whether through the ownership of voting securities, by contract or otherwise.

        "Bank of America GATE Conforming Loans" shall mean loans (a) conforming to the requirements of the Product Specifications at the time the loans were made, (b) serviced by the Servicer in accordance with the Product
Specifications, and (c) covered by and subject to all the benefits of the Guaranty Agreement.

        "Bank of America GATE Education Loan Pool" or "Pool" shall mean and refer to a group of Bank of America GATE Notes purchased and pledged or intended to be purchased and pledged as collateral in a particular Securitization Transaction.

        "Bank of America GATE Notes" shall mean notes or other forms of consumer debt instruments, evidencing Bank of America GATE Conforming Loans.

        "Business Day" shall mean any day other than: (a) a Saturday or Sunday, or (b) a day on which banking institutions in the State of California are required or authorized by law or executive order to be closed.

        "Co-Lender Indemnification Agreement" means the form of Agreement attached hereto as Exhibit C.

        "Collateral" has the meaning set forth in the Deposit and Security Agreement.

        "Deposit and Security Agreement" means the agreement of that name among Program Lender, TERI, FMC, and State Street Bank & Trust Company, dated as of April 30, 2001.

        "First Marblehead" or "FMC" shall mean The First Marblehead Corporation, a Delaware corporation.

        "GATE Program" shall mean the Bank of America GATE Education Loan Program described in the Product Specifications.

        "Guaranty Agreement" means the agreement of that name between Program Lender and TERI, dated as of April 30, 2001.

        "Minimum Purchase Price" has the meaning set forth in Section 2.04.

        "Option Period" means, with respect to any particular Bank of America GATE Conforming Loan, the period beginning on the first May 1 when such loan first becomes a Seasoned Loan and ending five hundred and forty (540) days thereafter.

        "Origination Records" means and refers to the original Bank of America GATE Education Loan Application and Note, a form of cosigner notice when required under 16 C.F.R. Section 444, and any other standardized documentation specified from time to time in the Product Specifications as required to be received by the Servicer from the Program Lender in order to service Bank of America GATE Conforming Loans adequately and accurately.

        "Origination Services Agreement" refers to (a) the Origination Services Agreement entered into between Servicer and Program Lender with respect to origination of prepGATE Conforming Loans, as amended from time to time, and (b) any subsequent agreement relating to origination services provided to Program Lender with respect to Bank of America GATE Education Loan Notes purchased under this Agreement.

        "Participating Institution" means an educational institution approved by TERI for receipt of Bank of America GATE Program funds.

        "Product Specifications" has the meaning set forth in the Umbrella Agreement.

        "Purchase Date" shall mean the date of consummation of a Securitization Transaction with respect to a particular Pool including Bank of America GATE Conforming Loans originated by Program

Lender, which date: (a) shall be set by written notice from FMC to Program Lender, given to Program Lender not less than five (5) Business Days in advance of the specified date, and (b) shall occur during the Option Period for each loan in the Pool in question.

        "Purchaser Trust" shall mean and refer to a trust or other SPE formed for the purpose of purchasing Bank of America GATE Conforming Loans by FMC or by any Affiliate of FMC. Any action required or permitted to be taken by FMC hereunder may be taken by a Purchaser Trust with respect to a particular Pool.

        "Rating Agencies" shall mean and refer to Standard and Poor's Corporation and/or Moody's Investors Service, Inc., and/or Duff & Phelps, and/or Fitch Investors Services.

        "Seasoned Loan" means a Bank of America GATE Conforming Loan made by Program Lender that becomes "seasoned" in accordance with the following criteria:

    (a) The following Bank of America GATE Conforming Loans will be deemed to be "Seasoned Loans" immediately upon final disbursement:

         (i)    prepGATE loans (as defined in the Product Specifications);

    (b) The following Bank of America GATE Conforming Loans will be deemed to be "Seasoned Loans" twenty-four (24) months following final disbursement:

     (i) Bank of America GATE Undergraduate Education Loans (as defined in the Product Specifications) made to Borrowers in their first (1st), second
         (2nd) or third (3d) academic year;

(c) The following Bank of America GATE Conforming Loans will be deemed to be "Seasoned Loans" upon the scheduled graduation date (i.e., at the beginning of the grace period before scheduled repayment begins):

        (i) Bank of America GATE Undergraduate Education Loans (as defined in the Product Specifications) made to Borrowers in their fourth (4th) or later academic year; and

        (ii) Bank of America GATE Graduate Professional Education Loans (as defined in the Product Specifications).

    (d) Notwithstanding subparagraphs (a) through (c), above, Bank of America GATE Conforming Loans will be deemed to be "Seasoned Loan" immediately upon the occurrence of any of the following events:

     (i) the Bank of America GATE Conforming Loan enters repayment because the Borrower ceases to be enrolled at the Participating Institution or in an approved residency period in the case of a loan to a Borrower in a medical or dental degree program, as and to the extent required by the Product Specifications; or

     (ii) a "Guaranty Event" (as defined in the Guaranty Agreement) occurs with respect to such Bank of America GATE Conforming Loan.

        "Securitization Costs" means the actual costs and expenses incurred by FMC, the Purchaser Trust, and all others entitled to payment for expenses by the Purchaser Trust or FMC, in connection with a Securitization Transaction, including, without limitation, the following:

                                     (Structuring and Origination Fees;
                                      Copy/Binding Costs)
                                     (Underwriting Expenses)
                                     (Rating Fee)
                                     (Transaction and First Year Fees; Expenses)
Owner Trustee and Indenture Trustee  (Transaction and First Year Fees; Expenses)
                                     (Counsel for Indenture Trustee)
                                     (Counsel for FMC)
                                     (Servicer Audit)
                                     (Bond Insurer)

        "Securitization Transaction" shall mean and refer to the purchase of a Pool of Bank of America GATE Conforming Loans by a Purchaser Trust funded through the issuance and sale of commercial paper, certificates, bonds or other securities or evidences of indebtedness, the repayment of which is supported by payments on the Bank of America GATE Conforming Loans included in such Pool. A Securitization Transaction may include, without limitation, a continuing series of transactions occurring on a periodic basis in which Program Lender makes a sale of then-outstanding Seasoned Loans to a Purchaser Trust, which Purchaser Trust in turn either utilizes the Pool directly as collateral for its own debt or resells the Pool (in whole or in part) in further sales to a securitization conduit providing financing to the Purchaser Trust.

        "Servicer" shall mean and refer to The Pennsylvania Higher Education Assistance Agency ("PHEAA"), or such other servicer as may be retained by the holder of Bank of America GATE Conforming Loans in accordance with the terms hereof and of the Umbrella Agreement.

        "Servicing Agreement" refers to: (a) the Servicing Agreement entered into between Servicer and Program Lender with respect to servicing of Bank of America GATE Conforming Loans, as amended from time to time, and (b) any subsequent servicing agreement between Program Lender and the Servicer governing servicing of Bank of America GATE Conforming Loans purchased under this Agreement.

        "Servicing Assignment and Servicer Consent Letter" means the form of assignment and consent attached hereto as Exhibit B.

        "SPE" means a special purpose entity formed and operated for the sole purpose of acting as purchaser and owner of Bank of America GATE Conforming Loans.

        "Term" shall mean the period commencing on the effective date hereof and ending upon termination hereof, all as set forth in Article X.

        "Trust Agreement" means, with respect to any particular Securitization Transaction, the agreement pursuant to which a Purchaser Trust is formed.

        "Trust Indenture" means, with respect to any particular Securitization Transaction, the agreement pursuant to which FMC or a Purchaser Trust issues evidences of indebtedness secured by the payments on the related Bank of America GATE Conforming Loans.

        "Umbrella Agreement" shall mean and refer to that certain Umbrella Agreement by and between Program Lender and First Marblehead, dated as of April 15, 2001.

II.     AGREEMENT FOR PURCHASE AND SALE OF NOTES.

        2.01.  PURCHASE AND SALE.

        On each Purchase Date during the Term of this Agreement and subject to the conditions set forth herein, Program Lender shall sell to FMC or a designee Purchaser Trust, and FMC or such Purchaser Trust shall purchase, every Seasoned Loan owned by Program Lender on the Purchase Date.

        2.02.  PRE-CLOSING INFORMATION; FMC BEST EFFORTS.

        (a)    REPORTING.

        Program Lender will cause Servicer to inform FMC periodically of information reasonably requested by FMC in anticipation of a Securitization Transaction, including, without limitation, the number of Seasoned Loans ready for purchase, principal and accrued interest with respect to each such Loan, payment status (including defaulted loans presented for guaranty payment), and the identity of Participating Institutions affected by the Securitization. Program Lender shall also provide summary data, monthly, of applications in process and approved loans not yet originated (numbers, dollar amounts by program, borrower expected repayment date and other agreed data). Program Lender will provide summary data, monthly, of rejected applications (numbers and dollar amounts by program). Program Lender shall also cause Servicer to provide its MR50 Reports to FMC. FMC covenants and agrees that it will use data in the MR50 Report solely for the purpose of producing portfolio-level reports specific to forecasting and structuring Securitization Transactions. After production of such reports, FMC will return all data storage devices containing MR50 data to PHEAA and will delete all MR50 data (other than the portfolio-level reports) from its system.

        FMC will use its best efforts to specify a Purchase Date and consummate a Securitization Transaction in which a Purchaser Trust will purchase all of the Seasoned Loans, not less than once each calendar year. FMC shall have the sole and exclusive right to purchase all Bank of America GATE Conforming Loans during the Option Period for each such loan, which right may be assigned to one or more Purchaser Trusts. Program Lender agrees, in consideration of FMC's undertaking pursuant to this section, [**]. Program Lender shall be free to use Bank of America GATE Conforming Loans as collateral for loans to Program Lender and/or to sell participations in its portfolio of Bank of America GATE Conforming Loans; PROVIDED, HOWEVER, that Program Lender must sell and deliver Seasoned Loans free and clear of any such interests on any Purchase Date. Program Lender shall be entitled at any time and from time to time, in its sole discretion, to sell a Seasoned Loan to a third party or to retain a Bank of America GATE Conforming Loan, in whole or in part, for its own account, in the event that FMC or its designee is unable to or fails to acquire such Seasoned Loan prior to the expiration of such Option Period. In such event, the Program Lender may sell or retain such Seasoned Loan to any purchaser, free and clear of any claim under this Agreement.

        2.03.  POOL SUPPLEMENT.

        Each purchase and sale of the Seasoned Loans originated by Program Lender included in a Pool on a Purchase Date shall be made pursuant to a Pool Supplement substantially in the form of Exhibit A which shall: (1) set forth the Minimum Purchase Price for the Seasoned Loans originated by Program Lender included in the Pool, (2) incorporate by reference the terms and conditions of this Agreement applicable to sales of Seasoned Loans, and (3) include a Schedule of Seasoned Loans setting forth the details and characteristics of such Pool. Each Pool Supplement shall be executed by an authorized agent of each Purchaser Trust and the Program Lender and shall be delivered on the related Purchase Date. The Purchaser Trust shall provide a preliminary settlement sheet in the form of Schedule 1 to the Pool Supplement not less than two (2) Business Days prior to the Purchase Date.

        2.04.  MINIMUM PURCHASE PRICE.

        On the Purchase Date, Program Lender shall assign and convey all Seasoned Loans originated by Program Lender included in the Pool to FMC, or a Purchaser Trust, in consideration of receipt of the Minimum Purchase Price therefor. For purposes of this Agreement the term "Minimum Purchase Price" shall mean the sum of:

        (a) The [**] the Seasoned Loans in question including, without limitation, [**]; plus

        (b) [**] such Seasoned Loans, in accordance with the terms of the Bank of America GATE Notes, excluding [**] already included [**]; plus

        (c) With respect to Loans [**], the amount of any [**]. If the terms of the Guaranty Agreement call for [**] concurrent with the Securitization Transaction, Program Lender may elect either: (i) to [**] under this clause, or (ii) for the Purchaser Trust [**]; plus

        (d) [**] with respect to Seasoned Loans described in subsection (b) of the definition of "Seasoned Loans," such [**] from the Purchase Date of the first Securitization Transaction that occurs after such loan is first disbursed until the Purchase Date when such loan is sold to a Purchaser Trust.

2.05.   FAILURE OF FMC TO SECURITIZE.

        In the event that: (a) FMC fails to specify a Purchase Date and to consummate a Securitization Transaction with respect to a Pool of Seasoned Loans prior to the end of the Option Period applicable to that Pool, and (b) Program Lender subsequently sells such a Pool in a transaction that, if it had been conducted by a Purchaser Trust, would constitute a Securitization Transaction, THEN FMC will reimburse Program Lender for the LESSER of (c) the amount by which Lender Securitization Expenses exceeds [**] percent ([**]%) of the outstanding principal amount of the loans sold in the transaction, or (d) the difference between the [**] received by Program Lender. For purposes only of this Section 2.06, the following terms have the following meanings:

        "Lender Securitization Expenses" means actual costs paid by Program Lender (or deducted from sale proceeds otherwise payable to Program Lender) for expenses of the type described in the definition of "Securitization Expenses," including, without limitation, [**].

        "Program Lender's Unrecovered Investment in the Pool" means the sum of unpaid principal of and accrued, unpaid interest on the Seasoned Loans in the Pool on the date of sale.

III.    PROCEDURES AND CONDITIONS FOR TRANSFER.

        3.01. CONVEYANCES OF BANK OF AMERICA GATE CONFORMING LOANS; CONDITIONS TO PURCHASE.

        (a) On each Purchase Date, upon execution and delivery of the related Pool Supplement, Program Lender shall sell, transfer, assign, set over and otherwise convey to FMC or the Purchaser Trust, without recourse, all right, title and interest of Program Lender in and to:

               (1) The Seasoned Loans included in the related Pool originated by Program Lender and all payments due or to become due thereon;

               (2) Any proceeds with respect to the Seasoned Loans originated by Program Lender included in such Pool from recourse to TERI under the Origination Services Agreement regarding origination of prepGATE Conforming Loans;

               (3) Any claims Program Lender may have under the Servicing Agreement with respect to acts or omissions of the Servicer affecting the Seasoned Loans being purchased;

               (4) The proceeds of any and all of the foregoing received after the Purchase Date or received prior thereto and not credited against the Minimum Purchase Price as computed on the Purchase Date (and, pursuant to Section 3.07, the Purchaser Trust shall assume certain liabilities of Program Lender thereunder);

               (5) All rights of Program Lender under the Guaranty Agreement with respect to the loans in the Pool.

        (b) The obligation of the Purchaser Trust to purchase the Seasoned Loans originated by Program Lender on the related Purchase Date shall be subject to satisfaction of the following conditions (each and all of which may be waived by such Purchaser Trust, in whole or in part in its sole discretion):

               (1) Program Lender shall have delivered to the Purchaser Trust a duly authorized and executed Pool Supplement;

               (2) Each of the representations and warranties made by Program Lender pursuant to Section 5.02 with respect to the Seasoned Loans originated by Program Lender included in such Pool shall be true and correct as of the related Purchase Date;

               (3) The Origination Services Agreement and the Servicing Agreement shall be in full force and effect as of the related Purchase Date and Program Lender and Servicer shall have executed and delivered a Servicing Assignment and Servicer Consent Letter;

               (4) Program Lender and TERI shall have performed and observed the terms and conditions of this Agreement and the Origination Services Agreement and there shall not have occurred a default under either the Origination Services Agreement or the Servicing Agreement;

               (5) Program Lender shall have complied with the provisions of the Umbrella Agreement applicable to the Seasoned Loans included in the Pool;

               (6) The loans to be purchased shall have been originated and serviced in conformity with the Product Specifications and shall be covered by the Guaranty Agreement;

               (7) The Agent pursuant to the Deposit and Security Agreement, shall have transferred to the indenture trustee in the Securitization Transaction the portion of the Pledged Account and the Collateral specified in Section 4 of the Deposit and Security Agreement;

               (8) If required by any other Lender whose loans are included in the Securitization Transaction, the Program Lender shall have executed and delivered a Co-Lender Indemnification Agreement substantially in the form of Exhibit C;

               (9) Program Lender shall, at its own expense, on or prior to the Purchase Date, indicate in computer files relating to Seasoned Loans that the Seasoned Loans identified in the related Pool Supplement have been sold to the Purchaser Trust pursuant to this Agreement and such Pool Supplement;

               (10) Program Lender shall have executed and delivered for filing a UCC-1 financing statement with respect to the Seasoned Loans originated by Program Lender included in such Pool in the appropriate office of the jurisdiction in which the chief executive office of the Program Lender is located (or, in the event of a change of law, Program Lender shall have taken, but [**]to the Program Lender, such action as may be reasonably advised by the Purchaser Trust);

               (11) As of such Purchase Date: (i) Program Lender was not insolvent and will not become insolvent as a result of the transfer of Seasoned Loans on such Purchase Date, (ii) Program Lender did not intend to incur or believe that it would incur debts that would be beyond Program Lender's ability to pay as such debts matured, (iii) such transfer was not made with actual intent to hinder, delay or defraud any Person, and (iv) Program Lender was "Well Capitalized," as such term is defined by the Office of the Comptroller of the Currency on the Purchase Date; and

               (12) Program Lender shall have executed and delivered an Indemnification Agreement substantially in the form of Exhibit D attached hereto, PROVIDED, HOWEVER, that an Indemnification Agreement shall not be required if FMC executes and delivers to Program Lender a certificate which states that no Offering Materials (as defined in Exhibit D attached hereto) were distributed or provided to any securities purchaser or prospective purchaser in connection with the Securitization Transaction in question.

        (c) The obligation of Program Lender to sell the Seasoned Loans originated by Program Lender included in the Pool on a related Purchase Date are subject to satisfaction of the following conditions (each and all of which may be waived by Program Lender in whole or in part, in its sole discretion):

               (1) Purchaser Trust shall have delivered to Program Lender a duly authorized and executed Pool Supplement;

               (2) Purchaser Trust shall have paid the Minimum Purchase Price to Program Lender by wire transfer of immediately available funds within [**] after the Purchase

                      Date (such Minimum Purchase Price shall be based on the best information available from the Servicer as of the Purchase Date; no later than [**] following the Purchase Date, the Purchaser Trust shall recalculate the Minimum Purchase Price to reflect adjustments for transactions (including, without limitation, additional accrued interest and payments received), and whichever party is deemed to owe the other such adjustment shall deliver such adjustment to such other party, by wire transfer of immediately available funds);

               (3) FMC shall have complied with the terms of the Umbrella Agreement applicable to the Seasoned Loans included in the Pool and no default of FMC under the Umbrella Agreement relating to any Seasoned Loans shall have materially impaired the rights of the Program Lender in connection with the purchase and sale of the Pool to be sold on the Purchase Date;

               (4) FMC and Purchaser Trust shall have executed and delivered an Indemnification Agreement substantially in the form of Exhibit D attached hereto, PROVIDED, HOWEVER, that an Indemnification Agreement shall not be required if FMC executes and delivers to Program Lender a certificate which states that no Offering Materials (as defined in Exhibit D attached hereto) were distributed or provided to any securities purchaser or prospective purchaser in connection with the Securitization Transaction in question.

               (5) In the event the subject Pool contains loans originated by persons and entities other than Program Lender (to the extent permitted under the Umbrella Agreement), each such person and entity shall have delivered to Program Lender a Co-Lender Indemnification Agreement;

               (6) If the trustee or other fiduciary under the related Trust Indenture is not State Street Bank and Trust, Program Lender shall have approved such trustee or fiduciary, with such approval not to have been unreasonably withheld; and

               (7) Program Lender shall have received an opinion of Thacher, Proffitt & Wood, or other securities counsel to the Purchaser Trust and FMC, addressed to Program Lender and satisfactory to Program Lender in form and substance. Such opinion shall, with respect to any securities issued by the Purchaser Trust, state that nothing has come to the attention of such counsel that would lead it to believe that the Offering Materials (as defined in the Indemnification Agreement attached hereto as Exhibit D) in connection with the matters described therein contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that Thacher, Proffitt & Wood may except the B of A Information (as defined in Exhibit D attached hereto) from the scope of its opinion, and FURTHER PROVIDED, HOWEVER, that such opinion shall not be required if FMC executes and delivers to Program Lender a certificate which states that no Offering Materials (as defined in Exhibit D attached hereto) were distributed or provided to any securities purchaser or prospective purchaser in connection with the Securitization Transaction in question.

        3.02.  DELIVERY OF DOCUMENTS.

        On the Purchase Date, Program Lender shall deliver to the Servicer, as agent for the Purchaser Trust and/or to the trustee of the Trust Indenture, each Bank of America GATE Note originated by Program Lender included in the Pool and the related Origination Records. If a Co-Lender Indemnification Agreement is required as a condition of Program Lender's obligations under Section 3.01(c)(4) hereof, Program Lender shall execute and deliver a Co-Lender Indemnification Agreement to each lender selling Bank of America GATE Conforming Loans in the Securitization Transaction.

        3.03.  CONFIRMATION OF REPRESENTATIONS AND WARRANTIES.

        In each Pool Supplement, Program Lender shall confirm its representations and warranties contained in Section 5.02 hereof.

        3.04.  RIGHTS TRANSFERRED.

        The transfer of funds pursuant to Section 2.04 hereof shall constitute, and the delivery to FMC, or its designated Purchaser Trust of each Pool Supplement shall evidence, a sale and assignment to FMC or the Purchaser Trust of the related Seasoned Loans and of all of Program Lender's interest in such Seasoned Loans. As assignee of such Seasoned Loans, FMC or the Purchaser Trust shall receive: (i) interest on such Seasoned Loans from and after the Purchase Date, and (ii) any and all other payments and recoveries received by the Servicer or Program Lender from the borrowers and cosigners of such Seasoned Loans, or others pursuant to, or in respect of, such Seasoned Loans from and after the Purchase Date, and all proceeds thereof.

        3.05.  SUBSEQUENT RECEIPTS.

        In the event that Program Lender shall receive, subsequent to any such assignment, any amounts whatsoever in respect to the Bank of America GATE Conforming Loans so assigned in the nature of those described in Section 3.04 above, such amounts shall be held by Program Lender in trust for FMC or the Purchaser Trust to which it has sold the Notes, and the Program Lender shall promptly deliver such amounts to the trustee under the Trust Indenture.

        3.06.  ASSIGNMENT OF ORIGINATION RIGHTS.

        Program Lender shall insure that Program Lender's rights under the Servicing Agreement and the Origination Services Agreement with respect to the Seasoned Loans in each Pool shall be transferred to FMC or the Purchaser Trust by execution and delivery of a Servicing Assignment and Servicer Consent Letter. Program Lender shall require TERI to complete any loan origination services being performed for Program Lender under the Origination Services Agreement on the Purchase Date so that complete Origination Records are ready for transfer to the Purchaser Trust (or to Servicer on its behalf).

        3.07. NO ASSUMPTION OF LIABILITY TO FUND BANK OF AMERICA GATE EDUCATION LOAN NOTES.

        By their purchase of Bank of America GATE Education Loan Notes, FMC, and all Purchaser Trusts, shall assume no liability, responsibility or obligation with respect to any payments which are due and owing, or which are, or may be alleged to be due and owing, by Program Lender to any Participating Institution or to any GATE Loan borrower by reason of the Seasoned Loans originated by Program Lender included in the Pool evidenced by the Bank of America GATE Education Loan Notes. Program Lender shall be solely responsible to fulfill its obligations under any agreements it may have with Participating Institution regarding origination and funding of such Seasoned Loans. Notwithstanding the foregoing, the Purchaser Trust shall assume from Program Lender any liability to repurchase from TERI a defaulted Loan upon cure of the default, with respect to any Loan that would be a Seasoned Loan but for such default and purchase by TERI.

        3.08.  SERVICING AND ORIGINATION COSTS.

        Except as expressly set forth in the definition of "Minimum Purchase Price," Program Lender shall be solely responsible for and shall [**] (including, without limitation, [**]) with respect to origination of Bank of America GATE Conforming Loans and with respect to loan servicing of Bank of America GATE Conforming Loans incurred prior to purchase of a Bank of America GATE Conforming Loan hereunder. FMC shall be solely responsible for and shall [**] in connection with [**].

IV.     LIMITATION OF OBLIGATIONS OF FMC AND PURCHASER TRUST.

        4.01. Except as provided in Section 2.05 of this Agreement, FMC's obligation in connection with the purchase of Seasoned Loans is [**] to occur and to use the proceeds thereof to fund the purchase of Seasoned Loans by a Purchaser Trust. Upon the designation of a Purchase Date and a Purchaser Trust by FMC, FMC shall be obligated to cause the consummation of a Securitization Transaction and the payment of the Minimum Purchase Price to Program Lender; PROVIDED, HOWEVER, that the obligation of FMC and any Purchaser Trust to consummate the Securitization Transaction shall be conditioned upon and subject to the receipt by the Purchaser Trust of Securitization Transaction proceeds [**]

V. REPRESENTATIONS AND WARRANTIES.

        5.01.  REPRESENTATIONS AND WARRANTIES OF FMC.

        FMC makes the following representations and warranties as of the date hereof, as of the date of each purchase of Bank of America GATE Conforming Loans and as of any other date specified below. FMC shall cause each Purchaser Trust to make substantially the same representations and warranties in a Pool Supplement as of the date of each purchase of Bank of America GATE Conforming
Loans:

        (a) FMC represents and warrants that it is and shall remain a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the authority to conduct all activities contemplated by this Agreement.

        (b) FMC has full power and authority to perform its obligations under this Agreement, and has duly authorized the execution, delivery and performance of, and has duly delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of FMC enforceable against FMC in accordance with its terms, except that such enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws.

        (c) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions hereof, will conflict with, or result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which FMC is now a party or by which it is bound.

        5.02.  REPRESENTATIONS AND WARRANTIES OF PROGRAM LENDER.

        Program Lender makes the following representations and warranties as of the date hereof, as of the date of each sale of Seasoned Loans originated by Program Lender to FMC or a Purchaser Trust, and as of any other date specified below:

        (a) Program Lender represents and warrants that it is, and shall continue to be, a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has the authority to conduct all activities contemplated by this Agreement.

        (b) Program Lender has full power and authority to perform its obligations under this Agreement, and has duly authorized the execution, delivery and performance of, and has duly delivered this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Program Lender enforceable against Program Lender in accordance with its terms, except as such enforceability may be limited by (i) receivership, conservatorship and supervisory powers of bank regulatory agencies generally, (ii) applicable bankruptcy, receivership, conservatorship, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally from time to time in effect, or (iii) general principles of equity.

        (c) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions hereof, will conflict with, or result in a breach of, or constitute a default under, any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which Program Lender is now a party or by which it is bound.

        (d) Each of the Seasoned Loans originated by Program Lender sold to FMC or a Purchaser Trust pursuant to any Securitization Transaction is the valid, binding and enforceable obligation of the borrower executing the same, and of any cosigner thereto, enforceable against each borrower, any student maker named therein, and any cosigner thereunder in accordance with its terms except as enforceability may be affected by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and by equitable principles.

        (e) Each Seasoned Loan originated by Program Lender sold hereunder and any accompanying notices and disclosures conforms to all applicable state and federal laws, rules and regulations. The origination of each Seasoned Loan by Program Lender was conducted in accordance with all applicable state and federal laws concerning the actions of the Participating Institution and Program Lender including, without limitation, the Equal Credit Opportunity Act. No application to Program Lender for a Bank of America GATE Conforming Loan shall be, or has been, rejected, approved or discouraged by Program Lender on the basis of race, sex, color, religion, national origin, age (other than laws limiting the capacity to enter a binding contract) or marital status, the fact that all or a part of the borrower's or co-signer's, income derives from any public assistance program, or the fact that the applicant, borrower or any co-signer has, in good faith, exercised any right under the Consumer Credit Protection Act.

        (f) Each Seasoned Loan originated by Program Lender sold to FMC or Purchaser Trust is in compliance in all material respects with any applicable usury laws at the time made and of the time of assignment to FMC or a Purchaser Trust.

        (g) Program Lender has no actual knowledge of any defense to payment with respect to any Seasoned Loan sold under this Agreement. There is no action before any state or federal court, administrative or regulatory body, pending or threatened against Program Lender in which an adverse result would have a material adverse effect upon the validity or enforceability of Seasoned Loans originated by Program Lender and included in the Pool.

        (h) Each and every Seasoned Loan sold pursuant to this Agreement is free and clear of any liens, claims or demands of any person claiming by or through Program Lender, and Program Lender has the absolute right to transfer the same to FMC or a Purchaser Trust.

        (i) With respect to each GATE Note originated by Program Lender and included in the Pool, the terms thereof have not been impaired, waived, altered or modified in any respect, except pursuant to written forbearance agreements in accordance with the requirements of and in the terms set forth in the Product Specifications.

        5.03.  EXCLUSIVE REPRESENTATIONS AND WARRANTIES.

        The representations and warranties set forth in Section 5.02 above are the sole and exclusive representations and warranties made by the Program Lender, its representatives, agents, officers, directors and other employees, with respect to this Agreement, any Pool Supplement, any Bank of

America GATE Conforming Loan, any obligor, and the sale of any Bank of America GATE Conforming Loan to the Purchaser Trust hereunder or otherwise.

        5.04.  REMEDY FOR BREACH OF REPRESENTATIONS AND WARRANTIES.

        In the event any representation or warranty made by Program Lender pursuant to Section 5.02 above shall prove to be inaccurate or incomplete in any material and adverse respect as of the date when made, Program Lender shall have the right (but not the obligation) to elect by written notice to FMC to be given by Program Lender no later than sixty (60) days after receipt of written notice from FMC of such alleged breach to repurchase the affected Seasoned Loan or Loans no later than such 60th day for a cash purchase price equal to the outstanding principal balance thereof plus all accrued and unpaid interest. Upon receipt of said repurchase price, FMC shall, or, if applicable, shall cause the Purchaser Trust or the Servicer to, deliver the GATE Note and the Origination Records relating thereto to Program Lender, duly endorsed or assigned to Program Lender or to such person as Program Lender may direct, in any such case, without recourse to FMC or the Purchaser Trust. If Program Lender elects to repurchase the affected Seasoned Loan or Loans as provided herein, subject only to Section
8.02 hereof, such remedy shall be the sole and exclusive remedy of any person or entity, including, without limitation, FMC, the Purchaser Trust and the trustee or any other fiduciary under any Trust Indenture, with respect to such breach. If Program Lender shall not so elect to repurchase the affected Seasoned Loans within said sixty (60) day period, then Program Lender shall indemnify FMC, the Purchaser Trust and any fiduciary under the Trust Agreement from any and all loss, cost, damage and expense, including reasonable attorneys' fees and legal expenses and sums paid, liabilities incurred or expenses paid or incurred in connection with settling claims, counterclaims, defenses, suits or judgments or obtaining or attempting to obtain release from liability, in any such case by reason of any alleged breach specified in such written notice given by FMC to the Program Lender.

VI.     SURVIVAL OF REPRESENTATIONS, WARRANTIES AND INDEMNITIES.

        As to any Seasoned Loans purchased hereunder, the representations and warranties contained herein and the indemnifications contained in Article VIII hereof with respect to such Seasoned Loans shall survive until each such Seasoned Loan is paid in full.

VII.    MISCELLANEOUS.

        7.01.  NO ASSIGNMENT.

        No party may assign its rights or obligations under this Agreement without the prior written consent of the parties hereto, PROVIDED, HOWEVER, that: (a) Program Lender may assign its rights hereunder to an Affiliate that is a national banking association having the legal power and right under applicable law (including, without limitation, usury law in the State where it is located) to make Bank of America GATE Conforming Loans, and (b) FMC shall have the right to create a Purchaser Trust to exercise FMC's rights to purchase each Pool. No assignment shall relieve the assignor of liability hereunder. Any assignment in violation hereof shall be automatically null and void.

        7.02.  AMENDMENT.

        This Agreement may not be amended nor terms or provisions hereof waived unless such amendment or waiver is in writing and signed by all parties hereto.

        7.03.  NO WAIVER.

        No delay or failure by any party to exercise any right, power or remedy hereunder shall constitute a waiver thereof by such party, and no single or partial exercise by any party of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

        7.04.  ENTIRE AGREEMENT.

        This Agreement and the documents and agreements referred to herein embody the entire agreement and understanding among the parties hereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

        7.05.  NOTICES.

        All notices given by any party to the others under this Agreement shall be in writing delivered: (a) personally, (b) by facsimile transmission, (c) by overnight courier, prepaid, or (d) by depositing the same in the United States mail, certified, return receipt requested, with postage prepaid, addressed to the party at the address set forth below. Any party may change the address to which notices are to be sent by notice of such change to each other party given as provided herein. Such notices shall be effective on the date received. Notices shall be given as follows:

        If to Program Lender:

        Kathy Cannon

        Bank of America
        National Student Lending Group
        275 South Valencia Avenue, 3rd floor
        Brea, CA 92823

        With a copy to:

        Mary Price
        Bank of America
        555 California Street
        8th Floor
        San Francisco, CA 94104

        If to FMC:

        Daniel Maxwell Meyers
        The First Marblehead Corporation
        30 Little Harbor
        Marblehead, MA 01945

        With a copy to:

        Richard P. Hackett, Esq.
        Pierce Atwood
        One Monument Square
        Portland, ME 04101

        7.06.  ATTORNEYS' FEES.

        In the event of a lawsuit or arbitration proceeding arising out of or relating to this Agreement, the prevailing party shall be entitled to recover costs and reasonable attorneys' fees incurred in connection with the lawsuit or arbitration proceeding, as determined by the court or arbitrator.

        7.07.  GOVERNING LAW.

This Agreement shall be governed by and construed in accordance with the laws of the State of California (without reference to choice-of-law rules).

        7.08.  COUNTERPARTS.

        This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement.

        7.09.  NO THIRD PARTIES BENEFITED.

        This Agreement is made and entered into for the protection and legal benefit of the parties, and their permitted successors and assigns (including, without limitation, any Purchaser Trust), and each and every Indemnified Person (all of which shall be entitled to enforce the Indemnity contained in Sections
8.01 and 8.02 hereof), and no other person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement.

        7.10.  OPINIONS.

        Concurrent with the execution hereof, each party shall deliver to the other the opinion of its corporate counsel (which may be internal counsel) to the effect that this Agreement has been duly authorized by all necessary corporate or other organizational action, this Agreement is within the corporate or other organizational power of such party and that this Agreement has been duly executed and delivered by an authorized officer of the party.

VIII.   INDEMNIFICATION.

        8.01.  BY PROGRAM LENDER - SECURITIES MATTERS.

        Subject to the limitations on remedies for breach of representations and warranties set forth in Section 5.04 above, Program Lender shall indemnify and hold harmless FMC, each Purchaser Trust and any fiduciary under any Trust Indenture, and any officer, director, employee or agent of any of the foregoing (herein, collectively, referred to as the "Indemnified Persons") against any and all liabilities, losses, costs, damages and expenses, including, without limitation, attorneys' fees and legal expenses and sums paid, liabilities incurred or expenses paid or incurred in connection with settling claims, suits or judgments or obtaining or attempting to obtain release from liability under the Trust Indenture or this Agreement which such Indemnified Person may sustain or incur by reason of any untrue statement of a material fact in any Offering Materials (as defined in the form of Co-Lender Indemnification Agreement) or by any failure to state in such Offering Materials a material fact necessary to make the statements therein not misleading (but only to the extent the same relate to information relating to Program Lender and the Bank of America GATE Conforming Loans originated by Program Lender furnished in writing by Program Lender expressly for use in the applicable Offering Materials). This section shall survive any termination of this Agreement.

        8.02.  BY PROGRAM LENDER - SPECIAL.

        Notwithstanding any repurchase of Seasoned Loans under Section 5.04 hereof, IN THE EVENT THAT: (a) a claim, counterclaim or defense to payment of a Bank of America GATE Conforming Loan (hereinafter a "claim") is asserted against FMC, a Purchaser Trust or any other Indemnified Person, the substance of which claim, if true, would constitute a material breach or misrepresentation of the representations and warranties contained in any of subsections 5.02(d), (e), or
(f) AND (b) such claim is not dismissed or abandoned as against such Indemnified Person following a repurchase under Section 5.04, THEN (c) Program Lender shall indemnify and hold harmless such Indemnified Person from all costs of defense of such claim and all costs of settlement and/or payment of a judgment on such claim.

IX.     DISPUTE RESOLUTION

        9.01.  INFORMAL DISPUTE RESOLUTION.

        Any controversy or claim between the parties arising from or in connection with this Agreement or the relationship of the parties under this Agreement whether based on contract, tort, common law, equity, statute, regulation, order or otherwise, and whether arising before or after the termination of this Agreement ("Dispute") shall be resolved as follows:

        (a) Upon written request of either party, the parties will each appoint a designated representative whose task it will be to meet for the purpose of endeavoring to resolve such Dispute.

        (b) The designated representatives shall meet as often as the parties reasonably deem necessary to discuss the problem in an effort to resolve the Dispute without the necessity of any formal proceeding.

        (c)    Arbitration proceedings for the resolution of a Dispute under
Section 9.02 may not be commenced until the earlier of:

               (i) the designated representatives conclude in good faith that amicable resolution through continued negotiation of the matter does not appear likely; or

               (ii) the expiration of the thirty (30) day period immediately following the initial request to negotiate the Dispute.

        9.02.  ARBITRATION.

        If the provisions of Section 9.01 have been satisfied, but the Dispute has not been resolved, then the Dispute shall be settled pursuant to the following:

        (a) Any controversy or claim between or among the parties arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

        (b) No provision of this Section shall limit the right of any party to this Agreement to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference. At the option of any party holding a deed of trust, foreclosure under such deed of trust or mortgage may be accomplished either by exercise of power of sale under the deed of trust or mortgage or by judicial foreclosure.

        9.03.  PERMISSIBLE LEGAL PROCEEDINGS.

        Notwithstanding anything contained in Sections 9.01 and 9.02, (a) a party may institute legal proceedings to seek a temporary restraining order or other temporary or preliminary injunctive relief to prevent immediate and irreparable harm to such party, and for which monetary damages would be inadequate, pending final resolution of the dispute, controversy or claim pursuant to arbitration, and (b) a party may institute legal proceedings if necessary to preserve a superior position with respect to other creditors. Such conduct shall not constitute a waiver of the right of either party to resort to arbitration to obtain relief other than that specified in this Section 9.03.

X.      TERM AND TERMINATION.

        10.01. TERM.

        This Agreement shall remain in full force and effect until the later of
(a) expiration or termination of the Umbrella Agreement, or (b) the expiration of the Option Period of all Bank of America GATE Conforming Loans made pursuant to the Umbrella Agreement. After termination of this Agreement, certain obligations hereunder shall survive as provided in Article VI hereof.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

WITNESS:                         BANK OF AMERICA NA


                                 By:   /s/K.L. Cannon
------------------------------       ---------------------------------
Print Name:                      Print Name:  K.L. Cannon
           -------------------               -------------------------
                                 Title:       SVP
                                        ------------------------------


                                 THE FIRST MARBLEHEAD CORPORATION


                                 By:   /s/Ralph James
------------------------------       ---------------------------------
Print Name:                      Print Name:  Ralph James
           -------------------               -------------------------
                                 Title:       CEO
                                        ------------------------------

                            NOTE PURCHASE AGREEMENT
                               INDEX TO EXHIBITS

Exhibit A    Pool Supplement

Exhibit B    Servicing Assignment and Servicer Consent Letter

Exhibit C    Co-Lender Indemnification Agreement

Exhibit D    Indemnification Agreement

                      EXHIBIT A TO NOTE PURCHASE AGREEMENT

                           [Form of Pool Supplement]

        This Pool Supplement ("Supplement") is entered into pursuant to and forms a part of that certain Note Purchase Agreement (the "Agreement") dated as of April 30, 2001, by and between The First Marblehead Corporation ("FMC") and Bank of America NA. This Supplement is dated ___________________, _______. Capitalized terms used in this Supplement without definitions have the meaning set forth in the Agreement.

        ARTICLE 1: PURCHASE AND SALE.

        In consideration of the Minimum Purchase Price set forth in Schedule 1 attached hereto, Program Lender hereby transfers, sells, sets over and assigns to [name of purchasing entity] ("Purchaser Trust"), upon the terms and conditions set forth in the Agreement (which are incorporated herein by reference with the same force and effect as if set forth in full herein), each Seasoned Loan described in the attached Schedule 2. Program Lender hereby transfers and delivers to Purchaser Trust each Bank of America GATE Note evidencing such Seasoned Loan and all Origination Records relating thereto, in accordance with the terms of the Agreement. Purchaser Trust hereby purchases said Seasoned Loans and Bank of America GATE Notes on said terms and conditions.

        ARTICLE 2: PRICE.

        The amounts paid pursuant to this Supplement are:

"Minimum Purchase Price" shall mean the sum of:

        (a) The [**] the Seasoned Loans in question including, without limitation, [**]; plus

        (b) [**] such Seasoned Loans, in accordance with the terms of the Bank of America GATE Notes, excluding [**]; plus

        (c) With respect to Seasoned Loans [**], the amount of [**]. If the terms of the Guaranty Agreement call for [**] concurrent with the Securitization Transaction, Program Lender may elect either: (i) to [**] under this clause, or (ii) for the [**]; plus

        (d) [**] with respect to Seasoned Loans described in subsection (b) of the definition of "Seasoned Loans," such [**] the Purchase Date of the first Securitization Transaction that occurs after such loan is first disbursed until the Purchase Date when such loan is sold to a Purchaser Trust.

        Purchase Price is: $__________________

        ARTICLE 3: REPRESENTATIONS AND WARRANTIES.

        3.01.  BY PROGRAM LENDER.

        Program Lender repeats the representations and warranties contained in
Section 5.02 of the Agreement and confirms the same are true and correct as of the date hereof.

        3.02.  BY PURCHASER TRUST.

        The Purchaser Trust hereby represents and warrants to the Program Lender that at the date of execution and delivery of this Supplement by the Purchaser
Trust:

        (a) The Purchaser Trust is duly organized and validly existing as a business trust under the laws of the State of Delaware with the due power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Bank of America GATE Conforming Loans.

        (b) The Purchaser Trust is duly qualified to do business and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications.

        (c) The Purchaser Trust has the Power and authority to execute and deliver this Pool Supplement and to carry out its respective terms; the Purchaser Trust has the power and authority to purchase the Seasoned Loans and rights relating thereto as provided herein from the Program Lender and the Purchaser Trust has duly authorized such purchase from the Program Lender by all necessary action; and the execution, delivery and performance of this Pool Supplement has been duly authorized by the Purchaser Trust by all necessary action on the part of the Purchaser Trust.

        (d) This Pool Supplement, together with the Agreement of which this Supplement forms a part, constitutes a legal, valid and binding obligation of the Purchaser Trust, enforceable in accordance with its terms.

        (e) The consummation of the transactions contemplated by the Agreement and this Supplement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the governing instruments of the Purchaser Trust or any indenture, agreement or other instrument to which the Purchaser Trust is a party or by which it is bound; or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; or violate any law or any order, rule or regulation applicable to the Purchaser Trust of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser Trust or its properties.

        (f) There are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Purchaser Trust or its properties: (1) asserting the invalidity of the Agreement or this Pool Supplement, (2) seeking to prevent the consummation of any of the transactions contemplated by the Agreement or this Pool Supplement, or (3) seeking any determination or ruling that is likely to materially or adversely affect the performance by the Purchaser Trust of its obligations under, or the validity or enforceability of the Agreement or this Pool Supplement.

        ARTICLE 4: CROSS RECEIPT.

        Program Lender hereby acknowledges receipt of the Minimum Purchase Price. Purchaser Trust hereby acknowledges receipt of the Seasoned Loans and the Bank of America GATE Notes included in the Pool.

        ARTICLE 5: ASSIGNMENT OF ORIGINATION AND SERVICING RIGHTS.

        Program Lender has assigned and set over to Purchaser Trust so much of its rights under the Origination Services Agreement and the Servicing Agreement as relate to the Seasoned Loans described in Schedule 2, including, without limitation, the right to continued loan servicing under the Servicing Agreement pursuant to a Servicing Assignment and Servicer consent Letter delivered herewith.

        IN WITNESS WHEREOF, the parties have caused this Supplement to be executed as of the date set forth above.


                                           PURCHASER NAME:


                                           -----------------------------
                                           By:

                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

                                           BANK OF AMERICA NA


                                           By:
                                              ----------------------------------
                                           Print Name:
                                                      --------------------------
                                           Title:
                                                 -------------------------------

                         Schedule 1 to Pool Supplement
                                    (SAMPLE)

                              SETTLEMENT SCHEDULE
                                 FMC 200__-S-__


XYZ UNIVERSITY

DISBURSEMENT DATE          # OF LOANS         FACE VALUE        AMOUNT DISBURSED
      [TO BE REVISED]


                      EXHIBIT B TO NOTE PURCHASE AGREEMENT
                             [PROGRAM LENDER NAME]
                            SERVICING ASSIGNMENT AND
                            SERVICER CONSENT LETTER
                     [Applies ONLY if Program Lender holds
                        Servicing Agreement and FMC does
                    not hold direct agreement with Servicer]

                                            [DATE]

[Servicer Name and Address]

Attention: President

Ladies and Gentlemen:

     Reference is hereby made to that certain Servicing Agreement (the "Servicing Agreement"), dated __________, by and between [Servicer Name] (the "Servicer") and [Program Lender Name] ("Program Lender"), a copy of which is attached hereto as Exhibit A. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Servicing Agreement. Pursuant to Section ____ of the Servicing Agreement, the parties hereto agree as follows:

     1. Program Lender hereby assigns its interest in the Servicing Agreement with respect to the student loans identified on the attached Schedule I(the "Student Loans") to [Name of Securitization SPE] ("SPE"), and the Servicer hereby consents thereto.

     2. The Servicer hereby consents to the assignment and grant by [SPE] of a security interest in the Servicing Agreement to [Name of Securitization Indenture Trustee] (the "Trustee"), as provided in the Indenture, dated as of [DATE] between [SPE] and the Trustee (the "Indenture"), for the benefit of the Bondholders (as defined below) and MBIA Insurance Corporation (the "Bond Insurer").

     [3.   Program Lender hereby assigns its interest in the Origination
Agreement, dated _________, by and between the Servicer and Program Lender (the "Origination Agreement"), a copy of which is attached hereto as Exhibit B, to [SPE], with respect to the Student Loans. The Servicer hereby consents to the foregoing assignment by Program Lender and of the assignment and grant by [SPE] to the Trustee of a security interest in the Origination Agreement, as provided in the Indenture, for the benefit of the Bondholders and the Bond Insurer.]

     4. The Servicer hereby confirms that it will not terminate the Servicing Agreement until the appointment of a successor servicer by [SPE], with the consent of the Bond Insurer for so long as Bonds are outstanding, unless the Servicing Agreement otherwise expires in accordance with its terms.

     5. [SPE] hereby confirms that (i) it will not terminate the Servicer for cause pursuant to Section ____ of the Servicing Agreement (a) without the consent of the Bond Insurer for so long as Bonds are outstanding, and (b) until a successor servicer acceptable to the Bond Insurer is appointed, and (ii) it will terminate the Servicer for cause pursuant to Section ____ of the Servicing Agreement, if directed by the Bond Insurer to do so.

     6. The representations and warranties of the Servicer in the Servicing Agreement are true and correct in all material respects at and on the date hereof (the "Closing Date"), with the same effect as if made on the Closing Date.

     7. The Servicer hereby confirms that it has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied under the Servicing Agreement.

     8. The Servicer agrees not to cause the filing of a petition in bankruptcy against [SPE] for the nonpayment to the Servicer of any amounts owed to it under the Servicing Agreement until at least 366 days after the payment in full of the Bonds.

     9. The Servicer hereby agrees to provide the Bond Insurer with copies of all notices, reports and other information at the same time and in the same manner in which such information is required to be given to Program Lender and [SPE] pursuant to the Servicing Agreement or other information as is requested by the Bond Insurer. In addition, for so long as any Bonds are outstanding, any action that requires the consent of [SPE] under the Servicing Agreement, including, without limitation, any amendment to the Servicing Agreement with respect to the Student Loans, shall also require the prior consent of the Bond Insurer.

     10. The Servicer hereby agrees to provide the Bond Insurer with its quarterly and annual audited financial statements.

     11. The Servicer hereby grants the Bond Insurer the right for so long as any of the Bonds remain outstanding, to perform ongoing due diligence review of the Servicer's servicing activities with respect to the Student Loans provided that such due diligence be conducted in a reasonable manner, convenient to both the Servicer and the Bond Insurer.

     12. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by [SPE Owner Trustee], not individually or personally solely as Owner Trustee of [SPE] under the Trust Agreement dated as of [DATE], with [SPE Sponsor], in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertaking and agreements by the Owner Trustee but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on the Owner Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereby and by any Person claiming by, through or under the parties hereto, and (d) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or the other Trust Related Documents.

     13. The parties hereto acknowledge and agree that for so long as any Bonds are outstanding, the Bond Insurer is a third-party beneficiary hereof and of the Servicing Agreement, and the Bond Insurer shall have the right to exercise all rights of [SPE] under the Servicing Agreement.

     Please acknowledge your acceptance and agreement to the foregoing by signing and returning the enclosed duplicate letter.

                                                  Very truly yours,

                                                  PROGRAM LENDER


                                                  By:
                                                      --------------------------
                                                  Print Name:
                                                  Title:
Accepted and Agreed:

[SERVICER
________________________]


By:
    --------------------------
Print Name:
Title:

[SPE NAME]

By: [OWNER TRUSTEE]

By:
    --------------------------
Print Name:
Title:

                      EXHIBIT C TO NOTE PURCHASE AGREEMENT

                      CO-LENDER INDEMNIFICATION AGREEMENT

  THIS CO-LENDER INDEMNIFICATION AGREEMENT (the "Agreement") is made as of [DATE], by and between [Names and Addresses of Co-Lenders] ("Co-Lender"), and BANK OF AMERICA NA ("BOA"), a national banking association organized under the laws of the United States, with its headquarters and principal place of business located at _____________ (Co-Lender and BOA are sometimes collectively referred to as the "Program Lenders" and are each sometimes severally referred to as a "Program Lender").

                                    RECITALS

     A. The Program Lenders are participants in the GATE: Guaranteed Access to Education(R) Program and/or the Bank of America GATE(R) Loan Program and/or the prepGATE(SM) Loan Program (collectively, the "GATE Program") pursuant to which each of the Program Lenders originate educational loans (the "GATE Loans") to pay the costs of attending institutions of education which are themselves participants in the GATE Program (the "Participating Institutions").

     B. Each of the Program Lenders, individually, have entered into an agreement (each, a "Purchase Agreement") with The First Marblehead Corporation or The National Collegiate Trust, pursuant to which Purchase Agreements such Program Lenders have agreed to sell certain GATE Loans to [Name of Purchasing Entity] (the "Purchaser Trust"), each such purchase to be funded through the issuance and sale of certificates, bonds or other evidences of indebtedness, the repayment of which are supported by such GATE Loans (the "Subject Securitization Transaction").

     C. As a condition precedent to the obligation of each Program Lender to consummate the sale of GATE Loans originated by them to the Purchaser Trust, all Program Lenders whose GATE Loans will be included in the Subject Securitization Transaction are required to execute and deliver to the other Program Lenders a copy of this Agreement.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                         REPRESENTATIONS AND WARRANTIES

     1.01 Each Program Lender represents and warrants to each other Program Lender, as to itself, that as of the date hereof:

     (a) It is and shall continue to be a national banking association, duly organized, validly existing and in good standing under the laws of the United States and has the power and authority to originate and/or hold GATE Loans, to consummate the transaction contemplated by the Purchase Agreement to which it is a party, and to execute and deliver and perform its obligations under this Agreement;

     (b) This Agreement has been duly authorized, executed and delivered and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as enforceability may be limited by (a) the receivership, conservatorship and similar supervisory powers of bank regulatory agencies generally, as well as bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors; (b) general principles of equity (including availability of equitable remedies), whether enforcement is sought in a proceeding in equity or at law; and (c) applicable securities laws and public policy considerations underlying the securities laws to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification with respect to securities law liabilities;

     (c) Each GATE Loan included in the Subject Securitization Transaction originated by it is the valid, binding and enforceable obligation of the borrower executing the same, and of any cosigner thereto, enforceable against the borrower and cosigner thereunder in accordance with its terms except as enforceability may be affected by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and by equitable principles;

     (d) Each GATE Loan included in the Subject Securitization Transaction originated by it and any accompanying notices and disclosures conforms to all applicable state and federal laws, rules and regulations and the origination thereof was conducted in accordance with all applicable state and federal laws concerning the actions of the Participating Institution and the Program Lender, including, without limitation, the Equal Credit Opportunity Act;

     (e) Each GATE Loan included in the Subject Securitization Transaction originated by it is in compliance in all material respects with any applicable usury laws at the time made and as of the time of sale to the Purchaser Trust pursuant to the Purchase Agreement to which the Program Lender is a party; and

     (f) The Program Lender has no actual knowledge of any defense to payment with respect to any GATE Loan included in the Subject Securitization Transaction originated by it nor is there any action before any state or federal court, administrative or regulatory body, pending or threatened against the Program Lender in which an adverse result would have a material adverse effect upon the validity or enforceability of any such GATE Loan.

                                   ARTICLE 2

                                INDEMNIFICATION

     2.01 Cross-Indemnification. Each Program Lender (an "Indemnifying Program Lender") hereby agrees to indemnify, hold harmless and defend each other Program Lender and such other Program Lender's respective officers, directors, employees, attorneys, agents (not including any Participating Institution or the servicer of any GATE Loan) and each person who controls such other Program Lender within the meaning of either
Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended (collectively and severally, the "Indemnified Parties"), from and against any and all claims, obligations, penalties, actions, suits, judgments, costs, disbursements, losses, liabilities and/or damages (including, without limitation, reasonable external attorneys' fees and the allocated costs of internal salaried attorneys) of any kind whatsoever which may at any time be imposed on, assessed against or incurred by any such Indemnified Party in any way relating to or arising out of the inaccuracy or incompleteness of any representation or warranty made by the Indemnifying Program Lender hereunder or the inaccuracy or incompleteness of any representation or warranty made by the Indemnifying Program Lender to any Participating Institution in connection with the GATE Program or the Subject Securitization Transaction. The indemnity provided by each Indemnifying Program Lender hereunder is in addition to any liability which such Program Lender may otherwise have to the Indemnified Parties, at law, in equity or otherwise, in connection with the Subject Securitization Transaction.

     2.02 Procedure for Indemnification. In case any proceeding (including any governmental investigation) shall be instituted against any Indemnified Party in respect of which indemnity is sought pursuant to Section 2.01, such Indemnified Party shall promptly notify the applicable Indemnifying Program Lender in writing. The Indemnifying Program Lender, upon request of the Indemnified Party, shall acknowledge its obligation, subject to the terms hereof, to indemnify the Indemnified Party in writing and shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Program Lender may designate in such proceeding and the Indemnifying Program Lender shall pay the fees and disbursements of such counsel related to such proceeding, within a reasonable period of time after such fees and disbursements are billed by such counsel. If the Indemnifying Program Lender fails to acknowledge its obligation, subject to the terms hereof, to indemnify in writing or fails to retain such counsel within a reasonable period of time after such notice was given, then the Indemnified Party shall have the right to retain its own counsel, and the fees and expenses of such counsel shall be at the expense of the Indemnifying Program Lender. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the preceding sentence is applicable, (b) the Indemnifying Program Lender and the Indemnified Party shall have mutually agreed to the retention of such counsel or (c) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Program Lender and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Program Lender shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred.

     2.03 Settlements of Proceedings. The Indemnifying Program Lender shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Program Lender agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Program Lender, without the prior written consent of the Indemnified Party, shall effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject of such proceeding.


                                   ARTICLE 3

                                 MISCELLANEOUS

     3.01 Notices. All demands, notices and communications upon or to any Program Lender under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to such Program Lender at its address set forth below or to such other address as may hereafter be furnished by such Program Lender to the other Program Lenders hereunder in writing, and shall be deemed to have been duly given upon receipt.

     If to Co-Lender:


     _________________________
     _________________________
     _________________________

     with a copy to:

     _________________________
     _________________________
     _________________________


     If to BOA:

     Kathy Cannon

     Bank of America
     National Student Lending Group
     275 South Valencia Avenue, 3rd floor
     Brea, CA 92823


     with a copy to:


     Mary Price
     Bank of America
     555 California Street
     8th Floor
     San Francisco, CA 94104

     3.02 Successors and Assigns. This Agreement is binding on the Program Lenders and their respective successors and assigns. No Program Lender shall assign its rights or obligations under this Agreement without the prior written consent of all other Program Lenders hereunder, and any assignment in violation of this prohibition shall be automatically deemed null and void.

     3.03  Arbitration.

     (a) Any controversy or claim between or among the Program Lenders hereunder arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith and any claim based on or arising from an alleged tort relating hereto, shall, at the request of any party, be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision of this Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

     (b) No provision of this Section 3.03 shall limit the right of any party to this Agreement to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference.

     3.04 Costs and Attorneys' Fees. In the event of a lawsuit or arbitration proceeding arising out of or relating to this Agreement, the prevailing party(ies) is (are) entitled to recover costs and reasonable attorneys' fees (including the allocated cost of internal salaried attorneys) incurred in connection with the lawsuit or arbitration proceeding, as determined by the court or arbitrator.

     3.05 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     3.06 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     3.07 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     3.08 Amendment. This Agreement may not be amended nor terms or provisions hereof waived unless such amendment or waiver is in writing and signed by all parties hereto.

     3.09 No Waiver. No delay or failure by any party to exercise any right, power or remedy hereunder shall constitute a waiver thereof by such party, and no single or partial exercise by any party of any right, power or remedy shall preclude other or further exercise thereof or any exercise of any other rights, powers or remedies.

     3.10 Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof and thereof.

     3.11 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to its conflict of laws doctrine.

     3.12 No Third Party Beneficiaries. This Agreement is made and entered into for the protection and legal benefit of the parties hereto, their permitted successors and assigns, and each and every Indemnified Party, and no other person shall be a direct or indirect beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                         CO-LENDER(S)

                                         By:
                                             --------------------------

                                         Print Name:

                                         Title:


                                         BANK OF AMERICA NA


                                         By:
                                             --------------------------

                                         Print Name:

                                         Title:

                      EXHIBIT D TO NOTE PURCHASE AGREEMENT
                           INDEMNIFICATION AGREEMENT

     This INDEMNIFICATION AGREEMENT (the "Agreement") is made
_____________________, 2000, by and among [NAME OF PURCHASER TRUST (the "Trust"), The First Marblehead Corporation ("First Marblehead"), and BANK OF AMERICA NA ("B of A").

                                   WITNESSETH:

     WHEREAS, pursuant to that certain Note Purchase Agreement dated April 30, 2001 (the "Note Purchase Agreement") between First Marblehead, as purchaser, and B of A, B of A will sell to the Trust and the Trust will purchase from B of A certain Bank of America GATE Conforming Loans ("Contracts");

     WHEREAS, contemporaneously with the transactions contemplated by the Note Purchase Agreement, the Trust will sell securities backed by a pool consisting of the Contracts (the "Securitization");

     WHEREAS, First Marblehead assists the Trust in the Securitization process; and

     WHEREAS, the parties wish to set forth their agreements with respect to certain aspects of the Securitization, on the terms and subject to the conditions set forth in this Agreement;

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants set forth herein, the parties hereto agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     SECTION 1.01. DEFINITIONS. Capitalized terms used herein without definition have the meanings assigned thereto in the Note Purchase Agreement. Whenever used in this Agreement, the following words and phrases shall have the following meanings:

     "Agreement" means this Indemnification Agreement, as it may be amended from time to time.

     "Commission" means the Securities and Exchange Commission.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     "B of A Information" means solely the information set forth [to be determined]

     "Indemnified Party" has the meaning set forth in Section 4.03.

     "Indemnifying Party" has the meaning set forth in Section 4.03.

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     "Offering Materials" means: (a) any private placement memoranda and any other offering material given in connection with a sale or offer to sell, whether or not such sale or offer to sell was required to be registered under the Securities Act, and (b) any Registration Statement filed with the Commission pursuant to which any Contract or interest therein is sold or offered for sale, including the Prospectus relating thereto and any preliminary prospectuses and amendments and supplements to such Registration Statement, Prospectus and preliminary prospectus, including post-effective amendments and all exhibits and all material incorporated by reference therein.

     "Prospectus" has the meaning given to such term in the Securities Act.

     "Registration Statement" has the meaning given to such term in the Securities Act.

     "Securities" means securities backed by the pool of Contracts that are to be issued by the Trust.

     "Securities Act" means the Securities Act of 1933, as amended from time to time.

     "Transaction Documents" means the Note Purchase Agreement and the Pool Supplement issued pursuant thereto.

                                    ARTICLE 2
                         REPRESENTATIONS AND WARRANTIES

     Each of the Trust and First Marblehead jointly and severally represents and warrants to B of A, and B of A hereby represents and warrants to the Trust and First Marblehead, as of the date hereof and the Purchase Date, as follows:

     (1) It is a corporation, business trust, or, in the case of B of A, a national banking association, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and it has the corporate power to own its assets and to transact the respective business in which it is currently engaged. It is duly qualified to do business as a foreign corporation or other entity and is in good standing in each jurisdiction in which its type of organization and the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure to so qualify would have a material adverse effect on its business, properties, assets, or condition (financial or other);

     (2) It has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of property or the conduct of its business and its type of organization requires such licenses or approvals unless the failure to obtain any such licenses or approvals would have no material adverse effect on the ability of such party to fulfill its obligations hereunder;

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     (3)   It has the power and authority to execute and deliver this Agreement and to carry out the terms hereof; and the execution, delivery and performance of this Agreement by it has been duly authorized by all necessary action;

     (4) This Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies, and except as enforcement of any terms relating to indemnification may be limited by applicable securities law;

     (5) For B of A and the Trust only, the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, its governing documents, or any material indenture, agreement or other instrument to which it is a party or by which it is bound; or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument; or violate any law or any order, rule or regulation applicable to it of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or its properties; and

     (6) There are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over it or its properties: (1) asserting the invalidity of this Agreement (2) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (3) seeking any determination or ruling that is likely to materially and adversely affect the performance by it of its obligations hereunder or the validity and enforceability of this Agreement.

                                    ARTICLE 3
                              CONDITIONS TO CLOSING
                             [Intentionally Omitted]

                                    ARTICLE 4
                                 INDEMNIFICATION

     SECTION 4.01. INDEMNIFICATION BY FIRST MARBLEHEAD AND THE TRUST. The Trust and First Marblehead jointly and severally agree to indemnify, hold harmless and defend B of A, its officers, directors, employees, attorneys, agents and each Person who controls B of A within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

           (a) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in any Offering Materials under the heading, [to be determined] ["Method of Distribution"] or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

           (b) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, based upon any such untrue statement or omission, or any such inaccuracy, if such settlement is effected with the written consent of the Trust and First Marblehead; and

           (c) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by the B of A) reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue statement or omission, or any such inaccuracy, to the extent that any such expense is not paid under (a) or (b) above.

     This indemnity agreement will be in addition to any liability which the Trust and First Marblehead may otherwise have.

     SECTION 4.02. INDEMNIFICATION BY B OF A. B of A agrees to indemnify and hold harmless the Trust and First Marblehead and each person, if any, who controls NCT or First Marblehead within the meaning of Section 15 of the Securities Act of 1933, as amended (the "1993 Act"), as follows:

           (a) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the B of A Information (or any amendment or supplement thereto approved in writing by B of A) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

           (b) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever, based upon any such untrue statement or omission, or any such inaccuracy, if such settlement is effected with the written consent of B of A; and

           (c) against any and all expense whatsoever (including the fees and disbursements of counsel chosen by the Trust and First Marblehead) reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever, based upon any such untrue statement or omission, or any such inaccuracy, to the extent that any such expense is not paid under (a) or (b) above.

     This indemnity agreement will be in addition to any liability which B of A may otherwise have.

     SECTION 4.03. PROCEDURE FOR INDEMNIFICATION. In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to Section 4.01 or 4.02, such Person (hereinafter called the "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (hereinafter called the "Indemnifying Party") in writing. The Indemnifying Party, upon request of the Indemnified Party, shall acknowledge its obligation, subject to the terms hereof, to indemnify the Indemnified Party in writing and shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may designate in such proceeding and the Indemnifying Party shall pay the fees and disbursements of such counsel related to such proceeding, as and when such fees and disbursements are billed by such counsel. If the Indemnifying Party fails to acknowledge its obligation, subject to the terms hereof, to indemnify in writing or fails to retain such counsel within a reasonable period of time after such notice was given, then the Indemnified Party shall have the right to retain its own counsel, and the fees and expenses of such counsel shall be at the expense of the Indemnifying Party. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (a) the preceding sentence is applicable, (b) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (c) the named parties to any such proceeding (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred.

     SECTION 4.04. SETTLEMENTS OF PROCEEDINGS. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify the Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party, without the prior written consent of the Indemnified Party, shall effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

     SECTION 4.05. CONTRIBUTION. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Sections 4.01 and 4.02 hereof is for any reason held to be unenforceable by the Indemnified Parties although applicable in accordance with its terms, B of A, on the one hand, and the Trust and First Marblehead, on the other, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated in Sections 4.01 and 4.02 that are incurred by B of A, the Trust and First Marblehead in such proportions that (i) the Trust and First Marblehead shall be responsible for that portion represented by the percentage that the gross fee earnings of First Marblehead in the Securitization bear to the sum of such fees and the purchase price paid by the

Trust for the Contracts, and (ii) B of A shall be responsible for the balance; PROVIDED, HOWEVER, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     The Trust, First Marblehead and B of A agree that it would not be just and equitable if contribution pursuant to this Section 4.05 were determined by PRO RATA allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party pursuant to
Section 4.01 or 4.02 shall be deemed to include, subject to the limitations set forth above, any legal or other expense reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                                    ARTICLE 5
                                  MISCELLANEOUS

     SECTION 5.01. NOTICES. All demands, notices and communications upon or to B of A, the Trust and First Marblehead under this Agreement shall be in writing, personally delivered or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) The First Marblehead Corporation, 30 Little Harbor, Marblehead, MA 01945; (b) [ADDRESS FOR PURCHASER TRUST], (c) B of A _____________________________________
___________________________________, or such other address as may hereafter be furnished to the other parties in writing.

     SECTION 5.02. SUCCESSORS AND ASSIGNS. This Agreement is binding on B of A's, the Trust's and First Marblehead's successors and assignees. Each party hereto agrees that it will not assign this Agreement without the other parties' prior written consent.

     SECTION 5.03.    ARBITRATION.

           (a) Any controversy or claim between or among the parties arising out of or relating to this Agreement or any agreements or instruments relating hereto or delivered in connection herewith and any claim based on or arising from an alleged tort, shall at the request of any party, be determined by arbitration. The arbitration shall be conducted in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association ("AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

           (b) No provision of this Section 5.03 shall limit the right of any party to this Agreement to exercise self-help remedies such a setoff, foreclosure against or sale of any real or personal property collateral or security, or obtaining provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration or reference.

     SECTION 5.04. COSTS AND ATTORNEYS' FEES. In the event of a lawsuit or arbitration proceeding arising out of or relating to this Agreement, the prevailing party is entitled to recover costs and reasonable attorneys' fees incurred in connection with the lawsuit or arbitration proceeding, as determined by the court or arbitrator.

     SECTION 5.05. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     SECTION 5.06. COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 5.07. HEADINGS. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 5.08. LIMITATION OF RECOURSE TO THE TRUST. Notwithstanding any provision of this Agreement to the contrary, all obligations of the Trust under this Agreement shall be payable only from the rights of the Trust in the Contracts. No recourse shall be had against the general funds of the Trust, nor against any income or proceeds of the Contracts not available, in accordance with the Trust Instrument, for distribution. To the extent that the interests of the Trustee and the bond holders under the Trust Instrument are fully satisfied, or if proceeds of the Contracts are otherwise distributed to the owners of the Trust free and clear of claims of said Trustee (as defined in the Trust Instrument), claims against the Trust may be satisfied from the Contracts or the distributable proceeds thereof.

                                  BANK OF AMERICA NA

                                  By:
                                      --------------------------------
                                  Print Name:
                                  Title:

                                  [NAME OF PURCHASER TRUST]
                                  By: [NAME OF TRUSTEE], not in its individual
                                  capacity but SOLELY in its capacity as Trustee

                                  By:
                                      --------------------------------

                                  Print Name:
                                  Title:

                                  THE FIRST MARBLEHEAD CORPORATION

                                  By:
                                      --------------------------------
                                  Print Name:
                                  Title:

                                               [EXHIBIT F TO UMBRELLA AGREEMENT]


                         DEPOSIT AND SECURITY AGREEMENT
                                    (GENERIC)


       This deposit and security agreement (this "Deposit and Security Agreement") is made and entered into as of April 30, 2001, by and among THE EDUCATION RESOURCES INSTITUTE, INC., a private non-profit corporation organized under Chapter 180 of the Massachusetts General Laws with its principal place of business at 330 Stuart Street, Suite 500, Boston, Massachusetts 02116 ("TERI"), THE FIRST MARBLEHEAD CORPORATION, a corporation organized under the General Corporation Law of the State of Delaware with its principal place of business at 30 Little Harbor, Marblehead, Massachusetts 09145 ("FMC") and BANK OF AMERICA, NATIONAL ASSOCIATION, in its capacity as lender and initial owner (in such capacity, "Owner") and STATE STREET BANK AND TRUST COMPANY, a trust company organized under the laws of the Commonwealth of Massachusetts, solely in its capacity as agent for the Owner (as hereinafter defined) (in such capacity, "Agent") and in its capacity as Bank as described in Section 12 (in such capacity, "Bank").

       WHEREAS, FMC is organized to assist financing undergraduate, graduate and professional educations, as well as private elementary and secondary educations; and

       WHEREAS, FMC administers the Bank of America GATE Education Loan programs whereby parents and/or students may apply for loans to finance education costs; and

       WHEREAS, Lender is willing to make Loans to Borrowers under the Bank of America GATE Education Loan Programs upon certain terms and conditions, including but not limited to the guaranty of the payment of principal and interest by TERI pursuant to the terms of the Guaranty Agreement (hereafter defined) and the deposit of certain monies with Agent, on behalf of Owner (hereafter defined), as security for such payment as more fully described herein and in accordance with the terms and conditions set forth in this Deposit and Security Agreement; and

       WHEREAS, under the terms of the Guaranty Agreement, TERI guaranties the payment of principal and interest on the Loans in exchange for the payment of certain Guaranty Fees (as hereinafter defined); and

       WHEREAS, pursuant to the Note Purchase Agreement of even date therewith between Lender and FMC ("Note Purchase Agreement"), FMC has agreed to use its best efforts to cause the purchase of Loans in a Securitization Transaction; and

       WHEREAS, it is the intention of Lender, TERI and FMC that this Deposit and Security Agreement shall apply to each Loan that is subject to the Guaranty Agreement.

       NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties agree as follows:

       1. DEFINITIONS. Capitalized terms not otherwise defined in this section, in the recitals hereto or elsewhere in this Deposit and Security Agreement shall have the meanings ascribed to such terms in the Guaranty Agreement, a true and complete copy of which is attached as Exhibit 6 to this Agreement. In addition:

(a) "Affiliate" means, with respect to any person, any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such person.

(b) "Bank" means State Street Bank and Trust Company, acting solely in its capacity as securities intermediary as described in Section 12 hereof.

(c) "Collateral" shall have the meaning set forth in Section 5.

(d) "Pool Cut Off Date" means a date established by FMC not more than sixty (60) days before the closing of a Securitization Transaction, as of which date FMC will determine all Loans eligible for purchase under the Note Purchase Agreement.

(e) "Guaranty Agreement" shall mean the Guaranty Agreement among Lender and TERI dated as of April 30, 2001, and any amendments or modifications thereto.

(f) "Guaranty Claims" shall mean a claim made by Owner for payment by TERI following a Guaranty Event.

(g) "Guaranty Fees" shall mean, collectively, all of the fees payable to TERI and/or the Agent for the guarantee of a Loan as described in Section 3.3 of the Guaranty Agreement including both Initial and Subsequent Guaranty Fees.

(h) "Recoveries" shall mean and include: (i) any and all cash, checks, drafts, orders and all other instruments for the payment of money received by TERI from or on behalf of Borrowers in payment of principal of, interest on, late fees with respect to, and costs of collecting defaulted Loans with respect to which TERI has paid Guaranty Claims, from funds in the Pledged Account, net of actual costs of collection retained by or payable to third-party collectors and attorneys, and the proceeds of all of the foregoing, (ii) (A) any amount received by TERI upon the sale or other transfer of defaulted Loans with respect to which TERI has paid Guaranty Claims (including the sale of such Loans to the Owner as provided in Section 3.4 of the Guaranty Agreement or the sale of the right to collect such Loans or other similar rights with respect thereto), less (B) any costs actually incurred by TERI in connection with the release of such Loans from a collector, and (iii) in connection with any pledge or assignment of defaulted Loans (or rights with respect thereto) to secure a loan to TERI, (A) the amount of such loan, less (B) any costs actually incurred by TERI in connection with the release of such Loans from a collector. FMC and Owner agree to entertain a proposal from TERI and to negotiate in good faith with respect to a specified percentage charge for such collection costs and release costs, based upon historical averages of such costs.

(i) "Secured Obligations" shall have the meaning set forth in Section 6.

(j) "Securitization Owner Trustee" means the owner trustee or other person who holds legal title to the assets of an SPE formed by The National Collegiate Trust or by FMC for the purpose of purchasing Loans pursuant to the Note Purchase Agreement.

(k) "Securitization Indenture Trustee" means the trustee or collateral agent who holds a security interest in assets of an SPE to secure debt obligations of the SPE incurred to finance the purchase of Loans.

(l) "Securitization Transaction" means a transaction in which an SPE purchases Loans pursuant to the Note Purchase Agreement and funds the cost of such purchase, in whole or in part, with debt obligations secured by the Loans.

(m) "SPE" means a Delaware business trust or other special purpose entity formed by FMC for the sole purpose of purchasing a portfolio of Loans and other education loans in a Securitization Transaction.

(n) "TERI Guarantee Fee Entitlement" means a portion of Guaranty Fees equal to one and one-half percent (1.5%) of the principal amount of a Loan, payable to TERI in accordance with Section 3.3 of the Guaranty Agreement.

       2. CREATION AND FUNDING OF PLEDGED ACCOUNT. Upon the execution of this Deposit and Security Agreement, the Agent shall establish one or more investment accounts (individually and collectively, the "Pledged Account") in the manner described in Section 12 hereof, for the purpose of depositing upon receipt portions of the Guaranty Fees, Recoveries and earnings as provided in this
Section 2. Lender, TERI and FMC agree that the Pledged Account shall be funded by TERI with a portion of the Guaranty Fees, all Recoveries with respect to Loans on which TERI has paid Guaranty Claims, and earnings on the Pledged Account, and shall be pledged to Agent, on behalf of the Owner from time to time of the Loans, all under the terms of this Deposit and Security Agreement. TERI hereby irrevocably directs Lender to deposit the following amounts into the Pledged Account:

       (a) any and all Guaranty Fees payable by Owner with respect to a Loan under the Guaranty Agreement, less the TERI Guarantee Fee Entitlement, which fees will be deposited into the Pledged Account by Lender or its disbursing agent as Loans are disbursed to Borrowers or at such other time as fees are due from Lender to TERI.

       (b) all Recoveries, which amounts shall be remitted by TERI to Agent on the 15th day of each month, for Recoveries received during the preceding month.

Any amounts remitted to Agent by Lender or its disbursing agent for deposit into the Pledged Account shall be accompanied by a notice in the form of Exhibit 1, and such amounts shall be deposited by the Agent into the appropriate sub-Account as directed. Lender shall notify Agent in writing if it will transmit funds via a disbursing agent and will instruct such agent to comply with transmittal procedures contained in this Agreement. Agent shall hold all assets in the Pledged Account as directed in Section 12 hereof.

       3.    PLEDGED ACCOUNT INVESTMENT AND MAINTENANCE.

       (a) The Agent, acting at the written direction of TERI, which direction shall be in the form of Exhibit 2 attached hereto, shall pay Owner from the Pledged Account any amounts owed to such Owner by TERI under the Guaranty Agreement for Guaranty Claims. TERI shall be required to pay Owner any such claim amounts out of TERI's general reserves and other assets only to the extent that and for so long as the Pledged Account is without sufficient funds or is otherwise unavailable to promptly pay Owner whatever amounts are then due and payable to Owner under the Guaranty Agreement. The Pledged Account shall be maintained under the following conditions:

             (i) Funds shall be deposited only with institutions which are federally insured;

             (ii) Funds shall be invested only in Permitted Investments as defined in Exhibit 3 attached hereto;

             (iii) The Agent shall have no obligation to invest in any instrument, account or other financial or other arrangement (including, without limitation, repurchase agreements) if the same would not be subject to the first priority security interest of Agent, on behalf of Owner, in such funds or other such instrument as so invested; provided that, except as expressly set forth herein, the Agent will have no obligation to ensure such perfection;

             (iv) The Pledged Account shall be funded as set forth in this Deposit and Security Agreement. TERI shall not deposit, nor permit any other entity to deposit, any funds from any other source, and shall particularly exclude from the Pledged Account, the deposit or commingling of any funds or assets from the general reserves, operating capital or other corporate assets of TERI, except to the extent such amounts constitute Recoveries;

             (v) Subject to subparagraph 3(a)(ii), above, the Agent shall, in a timely manner, sell, exchange, invest, and otherwise deal with the property in the Pledged Account as TERI shall direct in writing to the Agent. Except to the extent that the Agent shall receive contrary specific written investment instructions from TERI, Agent shall invest the Funds in State Street's Insured Money Market Account (IMMA). All such investments shall be subject to availability (including time-of-day limitations);

             (vi) Notwithstanding the foregoing, while there is a default by TERI under Section 8 hereof continuing, of which Agent has actual notice, Owner or FMC (with Owner's written consent) and not TERI, shall direct Agent to invest according to such policies as Owner (or FMC, with Owner's written consent) may adopt. Such policies shall be not less prudent than those set forth in Exhibit 3 provided that Agent shall have no responsibility for the determination of purchase of or otherwise in respect of such investments;

             (vii) The Agent shall: in a timely manner (a) follow and use customary and commercially reasonable collection efforts to collect all income and principal payments on the investments in the Pledged Account; (b) perform the necessary clerical and bookkeeping services relative to the funds in the Pledged Account; and (c) provide to TERI and, after written request and while there is a default by TERI under Section 8 continuing, to Owner: (1) monthly reports (including daily activity logs) of transactions in the Pledged Account; and (2) any communications Agent receives from the issuer of any investments held in the Pledged Account.

       (b) TERI hereby authorizes Agent and Owner to make whatever deposits, withdrawals and transfers as are specifically directed by TERI or Owner, as the case may be, subject to the terms and conditions contained in this Deposit and Security Agreement. Prior to receipt by Agent of written notice of a default by TERI hereunder from Owner or FMC, Agent shall make withdrawals to pay Guaranty Claims in accordance with the instructions of TERI and without confirmation from Owner.

       (c) No interest, dividends, distributions or other earnings of whatever nature which are paid and derived from the Pledged Account (collectively, "Earnings") shall be withdrawn or paid to TERI or any other person or entity unless pursuant to the provision of subsection (d). All Earnings shall be fully, immediately and completely reinvested in the Pledged Account. Any other provisions of this Deposit and Security Agreement to the contrary (either expressly or by implication) notwithstanding, all Earnings net of losses shall be credited to and deemed income of TERI and not Owner or Agent, and shall be so treated by TERI.

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       (d)   Withdrawals and disbursements from the Pledged Account shall be made only in accordance with the following provisions:

             (i)     To compensate the Agent pursuant to Section 11(m) hereof;

             (ii) Upon receipt by the Agent of a Payment of Guaranty Claims Direction Letter from TERI, substantially in the form of
                     Exhibit 2, the Agent shall release to Owner from the Pledged Account the full amount of any valid Guaranty Claims made under the Guaranty Agreement for defaulted Loans, such claims to be processed and paid by TERI in accordance with the terms of the Guaranty Agreement;

             (iii) Upon receipt by the Agent of a Transferred Pledged Account Letter from FMC, substantially in the form of Exhibit 4 confirming the sale of Loans to a Securitization Owner Trustee pursuant to Section 4 hereof, the Agent shall release to the Securitization Owner Trustee pursuant to instructions set forth in such notice the amounts provided in subsections 4(b) and 4(g);

             (iv) In the event TERI's income should become subject to federal income taxation or the income from the Pledged Account should become subject to excise tax under Section 4940 of the Internal Revenue Code, TERI shall be entitled to the release from the Pledged Account of amounts equal to the taxes actually paid with respect to the income on the Pledged Account. TERI shall provide Agent and Owner (with a copy to FMC) with a written request substantially in form of Exhibit 5 attached hereto, for any such withdrawal, which request shall be accompanied by documentation as to the amounts to be withdrawn ("Withdrawal Request"). Not later than (15) days following receipt by the Agent of a Withdrawal Request, FMC or the Owner may either (i) notify the Agent of any objection to such Withdrawal Request along with reasons for such objection or (ii) request any further information or documentation relating to such request. If the Agent does not receive an objection or request for further information from the Owner with such (15) day period, the Owner shall deemed to have consented to the Withdrawal Request, and the Agent shall thereafter promptly permit TERI to withdraw the requested funds from the Pledged Account. If FMC or Owner makes a timely request pursuant to clause (ii) above, the Agent shall provide written notice to TERI of whatever additional documentation or information Owner or FMC may reasonably require before agreeing to the Withdrawal Request. Upon timely receipt by the Agent of an objection from Owner or FMC as to any Withdrawal Request, the Agent shall deny the request and provide TERI with a written statement of the Owner's or FMC's reasons for denial, which denial must be reasonably based on the requirements set forth in this Section 3(d); provided that the Agent shall have no responsibility for determining the reasonableness of any denial or request. Upon TERI's submission to Owner, FMC and Agent of such additional required documentation or information, Agent shall promptly, upon receipt of the written consent of the Owner, (X) permit TERI to withdraw such funds from the Pledged Account, or (Y) if the Owner shall not so consent, deny the request and provide TERI with a written statement of the reasons for denial (to the extent provided by the Owner).

             (v) Owner shall receive from the Pledged Account the full amount of any refunded Guaranty Fees due and owing to such Owner for cancelled Loans pursuant to Section 2.16 of the Guaranty Agreement, such amounts to be paid on the 15th day of each month for Loan cancellations the supporting documentation for which has been received by Agent during the preceding month. Upon written direction from TERI in the form attached hereto as Exhibit 2, the Agent shall release such funds.

       (e) The Agent shall not be liable for the depreciation in value of any property held in the Pledged Account due to its compliance with TERI's written investment direction. The Agent shall have no liability for any investment losses, including without limitation any market loss on any investment liquidated prior to maturity in order to make a payment required hereunder.

       (f) The Agent shall take delivery of such money it receives from TERI, or Owner, and shall retain custody of the same in the Pledged Account. The Agent may take title to the property comprising the Pledged Account in one or more nominees, but Agent shall be responsible for the acts of such nominees. The parties hereto acknowledge that property may be held through any central securities depository, clearing agency or any federal reserve bank, and the Agent shall not be responsible for their actions or failures to act.

       4.    PROCEDURE IN A SECURITIZATION TRANSACTION.

       (a) FMC contemplates arranging one or more Securitization Transactions per year, at the closing of which all Seasoned Loans (as defined in the Note Purchase Agreement) outstanding on the Pool Cut Off Date will be purchased. FMC, TERI and Lender anticipate that each such purchase will include the sale of some, but not all Loans with respect to which funds were held in the Pledged Account in the Pool Cut Off Date. In order to facilitate a Securitization Transaction closing, such parties have agreed to the procedure set forth in this section.

       (b) TERI agrees to enter into an agreement substantially identical to this Deposit and Security Agreement with the Securitization Indenture Trustee as agent for the purchaser of the Loans and its pledgees, pursuant to which that portion of

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             the Pledged Account which is applicable to the Loans being securitized (the "Transferred Pledged Account") will be transferred to such new agent and this Deposit and Security Agreement will cease to apply to the assets so transferred.

             The amounts and rights so transferred are further defined in
             Section 4(g), below. Agent shall transfer such amounts pursuant to
             Section 3(d)(iii) pursuant to the written instructions of FMC and Owner, and Agent shall have no responsibility for determining the correctness or adequacy of such amounts.

       (c) Notwithstanding a closing of a Securitization Transaction, Agent shall continue to serve as Agent with respect to any funds and Collateral remaining in the Pledged Account and this Agreement shall remain in full force and effect with respect to the Pledged Account and Collateral.

       (d) Owner, Agent and TERI may rely upon any reports, calculations or other data provided by FMC with respect to Seasoned Loans, balances in the Pledged Account as of the Pool Cut Off Date, earnings in the Pledged Account to be transferred in the Securitization Transaction, and any other information necessary for a Securitization Transaction closing, absent manifest error.

       (e) At a Securitization Transaction closing, Owner shall pay (or cause to be paid) into the Transferred Pledged Account (after the same is transferred to and held by the Securitization Indenture Trustee), the full amount of any Subsequent Guarantee Fees not yet paid with respect to the Loans being purchased in such Securitization Transaction.

       (f) FMC, TERI, the Securitization Owner Trustee and the Securitization Indenture Trustee may, but need not, agree at the conclusion of the closing of a Securitization Transaction, to transfer the Transferred Pledged Account and the Collateral to other collateral accounts held under the security agreements created in the Securitization Transaction.

       (g) For purposes of determining the rights transferred to the Securitization Indenture Trustee, the portion of the Pledged Account and Collateral to be transferred shall include:

             (i) cash balances and investments held by the Agent equal to the sum of:

                     A. Guaranty Fees paid into the Pledged Account with respect to Loans being purchased in the Securitization Transaction plus any Guaranty Fees held in the Pledged Account with respect to Loans that (x) were scheduled for purchase under the Note Purchase Agreement, but (y) have been prepaid in full (but, in

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                           any event, not more than the balance in the Pledged
                           Account), plus
                     B. A sum representing accrued earnings on such Guaranty Fees then held in the Pledged Account, computed by multiplying the amount under (A), above, times (x) the weighted average monthly rate of return on the funds in the Pledged Account for each month when any such Guaranty Fee was held in the Pledged Account, times (y) the dollar-weighted average number of months that the Guaranty Fees in question were held in the Pledged Account (provided, however, that such sum shall in no event exceed cash balance in the Pledged Account after deducting sums under subsection
                           (i)(A), above); provided, further, that this sum will be calculated by FMC and provided to the Agent, and the Agent will not be responsible for the verification of this sum.

             (ii)    all Recoveries with respect to Loans that

                           (A) have been purchased by TERI on account of default after the date of the Pool Cut Off Date for the most recent preceding Securitization Transaction;

                           (B) have not previously been included in a Securitization Transaction; and

                           (C) would have been Seasoned Loans under the Note Purchase Agreement as of the Pool Cut Off Date, but for the default and purchase by TERI. FMC shall designate all such Loans (with the written consent of Owner, such consent not to be unreasonably withheld), Recoveries with respect to which are part of the Collateral transferred in any Securitization Transaction. Such designation shall be binding upon Agent and TERI absent manifest error.

             (iii) All rights to receive Subsequent Guarantee Fees with respect to the Loans transferred.

       (h) The agreement between the Securitization Indenture Trustee and TERI shall provide that, if the balance of principal of Loans held by or pledged to the Securitization Indenture Trustee is less than 100% of the balance in the Pledged Account held by the Securitization Indenture Trustee (or such lesser percentage as FMC, as structuring advisor, shall recommend for inclusion in the terms of the Agreement), the Securitization Indenture Trustee shall, if no default exists hereunder, quarterly pay to TERI the amount of such excess. The Securitization Indenture Trustee may rely wholly upon FMC to compute and determine the amount of such excess.

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       5.    SECURITY INTEREST. TERI hereby pledges, assigns, and sets over to
Agent, on behalf of Owner, as security for payment by TERI of the Secured Obligations (as hereinafter defined), all of TERI's right, title, and interest in and to (i) the Pledged Account and (ii) TERI's right to receive Guaranty Fees and Recoveries. The foregoing shall not be deemed to include a grant of security interest in defaulted Loans. In furtherance thereof, TERI hereby grants to Agent a first priority security interest in all of TERI's right, title, and interest in and to:

       (a) all personal property comprising and/or contained in the Pledged Account, as provided in this Deposit and Security Agreement, both tangible and intangible, whether now owned or hereafter acquired by TERI and wheresoever located, including without limitation:

             (i) all contract rights, claims, instruments, notes and accounts, whether now existing or hereafter arising, including, without limitation, all of the same evidencing or representing indebtedness due or to become due to TERI (all hereinafter called the "Accounts");

             (ii) all funds and investments thereof, whether in the form of certificates of deposit, repurchase agreements, U.S. Treasury Bills, U.S. Treasury Notes, investment grade commercial paper, U.S. Treasury Bonds, Federal agency notes or other investments, securities (whether certificated or uncertificated and specifically including any securities which are purchased through and for which records are maintained on a book entry system through any financial intermediary (as defined in Section 8-313 of the Uniform Commercial Code)), payment intangibles and general intangibles, whether now existing or hereafter arising and wheresoever located, or otherwise (all hereinafter called the "Intangibles");

             (iii) all right, title, and interest of TERI in or to all instruments and documents covering or relating to the above described property, including but not limited to, all books, records, computer printouts, tapes, disks, ledger sheets, files and other data (all such instruments and documents being called the "Related Documents");

             (iv) all interest, dividends, and/or other earnings of any kind which are paid with respect to or derived from the Pledged Account, and all proceeds of any of the foregoing, and the present and continuing right to make claim for, collect, receive and receipt for, any and all such interest, dividends, and/or other earnings; and

             (v)     all the proceeds of all of the foregoing;

       (b) all contract and other rights of TERI to receive payment of Guaranty Fees, including TERI's rights to Initial Guarantee Fees, from Lender under Section 3.3 of the Guaranty Agreement; TERI's rights to receive Subsequent Guarantee Fees from Owner pursuant to such Section, and any separate undertaking or agreement by Owner to pay such Subsequent Guarantee Fees;

       (c) all Recoveries and all rights of TERI to receive or collect Recoveries; and

       (d)   all proceeds of the foregoing.

All of the foregoing property in which Agent has been granted a security interest is herein collectively referred to as "Collateral". It is expressly understood and agreed that this security interest and assignment shall automatically attach to any and all future deposits to, earnings from, and proceeds of the Pledged Account immediately upon deposit or accrual, and all Guaranty Fees and Recoveries immediately upon the receipt thereof, without the making or doing of any further act or thing whatsoever. TERI shall promptly take all further action, and execute and deliver to Agent such other documents, as may be requested from time to time by Agent to create, evidence, maintain and effect Agent's security interest in the Pledged Account and the other rights pledged hereunder.

       6. SECURED OBLIGATIONS. The security interest of Agent under this Deposit and Security Agreement secures (a) the payment and performance of all indebtedness, obligations, and liabilities of TERI arising at any time, now or in the future, pursuant to the Guaranty Agreement; (b) performance by TERI of the agreements set forth in this Deposit and Security Agreement; (c) all payments made or expenses incurred by Agent, Owner or FMC, including, without limitation, reasonable attorney's fees and legal expenses, in the exercise, preservation or enforcement of any of the rights, powers or remedies of Agent, Owner or FMC, or in the enforcement of the obligations of TERI, under this Deposit and Security Agreement or the Guaranty Agreement (whether or not paid or incurred in the context of a state or federal bankruptcy, insolvency, or reorganization proceeding); and (d) any renewals, continuations or extensions of any of the foregoing (all of which are collectively referred to as the "Secured Obligations"). From and after any given Securitization Transaction closing, the Secured Obligations shall no longer include TERI's obligations under the Guaranty Agreement to the extent they relate to the Loans sold in such Securitization Transaction or to any obligation of TERI arising with respect to Loans so sold after the occurrence of the Securitization Transaction.

       7. WITHDRAWAL. TERI shall not (except as provided in Sections 3(d) and (4)) withdraw any funds from or further assign, pledge, or hypothecate the Pledged Account or any portion of the Pledged Account to any individual, person, entity or other third party without the express prior written consent of Agent, acting at the direction of Owner and FMC (each acting in its sole discretion). Any withdrawals by TERI shall be by wire transfer unless TERI requests, in writing, another reasonable form of payment.

       8. DEFAULT. TERI shall be in default of this Deposit and Security Agreement if TERI fails to remit to Owner from the Pledged Account or otherwise, in accordance with the terms and provisions of the Guaranty Agreement, the principal balance (including capitalized fees and interest) and accrued interest and late fees on any Loan as to which a Guarantee Event (as defined in the Guaranty Agreement) has occurred and as to which the conditions set forth in the Guaranty Agreement to payment of a Guaranty Claim have been satisfied. The Agent shall not be charged with or deemed to have notice or knowledge of a default unless notified in writing by Owner or FMC. Either TERI, Agent or Owner shall be in default of this Deposit and Security Agreement if (a) any representation, warranty, or statement made by such party in or pursuant to this Deposit and Security Agreement or the Guaranty Agreement is found to be false or erroneous in any material respect, or (b) such party, subject to Section 11(j) with respect to the Agent, shall fail or omit to perform or observe any covenant or agreement made by it in this Deposit and Security Agreement or the Guaranty Agreement. Upon receipt by Agent of a written notice of default by TERI from Owner or FMC, Agent shall cease disbursing any funds at the request of TERI, and shall follow all instructions of Owner, unless and until such notice is rescinded, in writing, by both Owner and FMC.

       9. REMEDIES UPON DEFAULT. Agent shall have all of the rights and remedies of a secured party under the New York Uniform Commercial Code (as the same may be amended from time to time including without limitation, amendments to adopt revisions to Article 9 thereof)(hereinafter, "the UCC")), as well as all rights and remedies provided by any other applicable law, at law, or in equity. Without limiting the generality of the foregoing, Agent shall also have the right, during the term of this Deposit and Security Agreement, to do any or all of the following upon a default and until any such default is cured:

       (a) ACCELERATION. Without any notice or demand, Agent may declare any or all Secured Obligations then in default to be immediately due and payable, which rights shall be exercised solely upon the written direction of Owner.

       (b) POSSESSION. Without notice, demand, or hearing, any right to which is hereby waived by TERI, Agent shall have full power and authority to hold, sequester, set-off or withdraw any and all funds from the Pledged Account and to, solely at the written direction of the Owner, (i) remit funds to Owner for application to any Loan as to which a Guarantee Event has occurred and TERI has failed to remit to Owner the principal balance (including capitalized fees and interest) and accrued interest and late fees thereon in accordance with the terms and conditions of the Guaranty Agreement and (ii) hold the funds in the Pledged Account without making any disbursements of any kind to TERI as otherwise provided in this Deposit and Security Agreement, and to apply the funds to any Loan if and when a Guarantee Event occurs and TERI fails to promptly remit to Owner the unpaid principal balance (including capitalized fees and interest) and accrued interest and late fees thereon in accordance with the conditions of the Guaranty Agreement.

       (c) ASSEMBLING COLLATERAL. Agent acting at the written direction of the Owner may require TERI to assemble the Collateral and to make it available to Agent at any convenient place designated by Agent.

       (d) OPERATION. Agent acting solely at the written direction of the Owner may take such measures as may be necessary or proper for the protection and preservation of the Collateral or for the most advantageous beneficial exercise of its remedies hereunder.

       (e)   COLLECTION OF ACCOUNTS.

             (i) TERI hereby constitutes and appoints Agent its true and lawful attorney (which appointment is coupled with an interest), with full power of substitution, either in Agent's own name or in the name of TERI, to ask for, demand, sue for, collect, receive, receipt and give acquittance for, any and all moneys due or to become due to TERI that are part of the Collateral; to endorse checks, drafts, orders, and other instruments for the payment of money payable to TERI on account thereof, to settle, compromise, prosecute, or defend any action, claim, or proceeding with respect thereto; and to sell, assign, pledge, transfer, and make any agreement respecting, or otherwise deal with, the same.

             (ii) TERI agrees that all Recoveries shall be the property of Agent, on behalf of Owner, to whatever extent may be necessary to facilitate full and complete payment to Owner of all amounts owed it under the Guaranty Agreement. All such Recoveries received by TERI shall be remitted to Agent (properly endorsed for collection where required), not later than the next Business Day, and accompanied by
                     Exhibit 2 and deposited by Agent in the Pledged Account, for the payment of all of the Secured Obligations then in default, TERI agrees not to commingle any such collections or proceeds with any of its other funds or property and agrees to hold the same upon an express trust for Agent, on behalf of the Owner, until deposited in the Pledged Account, as aforesaid.

             (iii) Agent agrees to provide notice to TERI of Agent's exercise of any of its rights under this Section 9(e). Agent shall have no obligation to act personally to collect any amount under this Section 9(e). Owner or FMC shall arrange any necessary third-party collection services.

       (f) TRANSFER OF INTANGIBLES. Agent shall have the right to take possession of any agreement or other document evidencing any of the Intangibles, and may apply for or seek, on behalf of and as attorney-in-fact for TERI, any necessary consent to the assignment, transfer, conveyance, sale, renewal, reissuance or other disposition of the same, and TERI shall cooperate fully with Agent in doing so and shall take all actions reasonably requested by Agent in furtherance thereof. TERI hereby constitutes and appoints Agent its true and lawful attorney (which appointment is coupled with an interest) with full power of substitution, either in Agent's own name or in the name of TERI, to assign, transfer and convey, subject to all requirements of law, any and all of TERI's rights in and to any of the Intangibles.

       (g) DISPOSITION. Agent may assign, transfer, convey, any or all of the Collateral, as Agent (acting at the written direction of Owner) may determine, by public or private sale subject to TERI's rights to retain copies of the Related Documents now or in the future in TERI's possession. Agent shall provide TERI with reasonable written notice of the time and place of any such sale.

       (h) Proceeds. All proceeds from the sale or other disposition of Collateral by Agent under this Section 9 of this Deposit and Security Agreement, all other moneys received by Agent pursuant to the terms of this Deposit and Security Agreement shall be applied as follows:

             (i) First, to the payment of all expenses incurred by Agent in connection with this Deposit and Security Agreement or the exercise of any right or remedy hereunder, or any sale or disposition, including, but not limited to the expenses of taking, advertising, processing, preparing and storing the Collateral to be sold, all court costs and Agent's reasonable legal fees in connection therewith;

             (ii) Second, to the payment of valid Guaranty Claims in accordance with the terms thereof in the order in which a complete claim (including all required documentation) is received, treating all claims received the same day as received at the same time (if there are not sufficient funds in the Pledged Account to pay all claims payable therefrom received on a given day, all such claims shall be paid in part, pro rata, from the Pledged Account as directed by Owner;

             (iii) Third, any remainder to be held pursuant to the terms of this Deposit and Security Agreement as continuing security for TERI's payment of the remaining Secured Obligations.

             Agent shall apply any such proceeds, monies, or balances in accordance with this Deposit and Security Agreement promptly upon its receipt of the same. In respect of any application pursuant to clause (ii) above, such proceeds, monies, or balances shall be applied by Agent to discharge in whole or in part any unpaid Secured Obligation, notwithstanding any manifestation of an intent to the contrary expressed in writing or otherwise by TERI at any time. Upon any sale of Collateral by Agent (whether pursuant to a power of sale granted by a statute or under a judicial proceeding), the receipt of Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to Agent or such officer, or be answerable in any way for the misapplication thereof. Notwithstanding the sale or other disposition of any Collateral by Agent hereunder, TERI shall remain liable for any deficiency. Any Loan with respect to which Agent makes payment in full to Owner hereunder will forthwith be transferred to TERI on the terms and conditions set forth in the Guaranty Agreement.

       10. REMEDIES CUMULATIVE. All rights, remedies, or powers conferred upon Agent herein or by law shall be cumulative and concurrent at the option of Agent, and Agent may, to whatever extent is reasonably necessary to cure any default, foreclose or exercise the power of sale or any other remedy available to it successively upon any default or upon successive defaults hereunder without the necessity of declaring all sums secured hereby to be due and payable. Upon any such occasion, Agent (at the direction of Owner) shall be authorized to sell or dispose of all or any such part of the Collateral as provided in this Deposit and Security Agreement and as permitted by law. The remaining Collateral shall continue as security for any other sums remaining due after such sale, lease, or disposition or thereafter to become due or payable on any of the Secured Obligations.

       11.   AGENT.

       (a) APPOINTMENT OF AGENT. Subject in all respects to the terms and provisions of this Deposit and Security Agreement, Owner hereby appoints Agent to act as agent for its benefit with respect to the Pledged Account and liens upon and the security interests in the Collateral, the rights and remedies granted and the receipt and disbursement of funds under and pursuant to this Deposit and Security Agreement, and Agent hereby accepts such appointment and agrees to act as such agent in accordance with the terms and conditions set forth herein. To the extent legally necessary to enable Agent to enforce security interests in the Collateral in any legal proceeding which Agent either joins as a party in accordance with the terms hereof, FMC and Owner from time to time agree to join as a party in such proceeding and take such action therein concurrently to enforce and obtain a judgment for the payment of their respective portion of the Secured Obligations.

       (b) DUTIES OF AGENT. Owner hereby irrevocably authorizes Agent to receive and disburse funds in accordance with the provisions of this Deposit and Security Agreement and, subject to Agent having been directed in writing and been offered satisfactory indemnity to take such action in accordance with the terms of this Deposit and Security Agreement, to take such action on its behalf under the provisions of this Deposit and Security Agreement and to exercise such powers thereunder as are specifically delegated to Agent by the terms thereof and such other powers as are reasonably incidental thereto. Agent is hereby irrevocably authorized to take all actions on behalf of Owner to enforce the rights and remedies of the Agent and Owner provided for herein or by applicable law with respect to the liens upon and security interests in the

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             Collateral granted to secure the Secured Obligations; provided, however, that, (i) Agent shall act solely at and in accordance with the written direction of Owner and (ii) Agent shall not, except as otherwise expressly set forth herein, without the written consent of Owner, release or terminate by affirmative action or consent any lien upon or security interest in any Collateral granted under this Deposit and Security Agreement. Agent agrees to make such demands and give such notices under this Deposit and Security Agreement as may be requested by, and to take such action to enforce this Deposit and Security Agreement and to foreclose upon, collect and dispose of the Collateral or any portion thereof as may be directed by, Owner, PROVIDED, HOWEVER, that Agent shall not be required to take any action that is contrary to law or the terms of this Deposit and Security Agreement. Once a direction to take any action has been given by Owner to Agent, and subject to any other directions which may be given from time to time by Owner, decisions regarding the manner in which any such action is to be implemented and conducted (with the exception of any decision to settle, compromise or dismiss any legal proceeding, with or without prejudice) shall be made by Agent, with the assistance and upon the advice of its counsel. Notwithstanding the provisions of the preceding sentence, any and all decisions to settle, compromise or dismiss any legal proceeding, with or without prejudice, shall require the approval of Owner.

       (c) Limited Role of Agent. Notwithstanding any term of this Deposit and Security Agreement to the contrary:

             (i) Any permissive power or grant of authority or power to the shall not be construed to be mandatory or to create an affirmative obligation on the part of the Agent to exercise such power or authority.

             (ii) The Agent shall not be charged with or deemed to have notice or knowledge of any Guaranty Event, Securitization Transaction or default, unless and until (and except to the extent) it has received written notice thereof from TERI or the Owner or FMC, as the case may be. The Agent may rely conclusively on any such written notice without further inquiry or investigation.

             (iii) The Agent shall be under no obligation or duty to take any action in connection with, or to exercise any right of recovery or remedy against, the Collateral or TERI, including without limitation the exercise of any right or remedy pursuant to this
             Section 11, unless and except to the extent it has received express written instruction from the Owner, and in such case, its obligation to take action in accordance with such instruction shall be subject to the terms of this Agreement.

             (iv) Upon request at any time or times, the Owner shall certify in writing to the Agent, the amount and nature of any Guaranty Claims outstanding, and the Agent may rely conclusively thereon without further inquiry or investigation.

             (v) In no instance shall the Agent have any liability for any action taken pursuant to the instruction of the Owner.

             (vi) Subject to Section 12 hereof, the Agent is not responsible for the creation, perfection, continuation or priority of any security interest hereunder, and shall not be responsible for determining compliance with applicable requirements of the Uniform Commercial Code or other applicable law in connection with any exercise of rights or remedies or liquidation of or foreclosure upon Collateral. Without limiting the foregoing, the Agent shall have no responsibility to determine whether any actions are necessary, or to take any actions (including without limitation any applicable filings) that may be necessary (except to the extent expressly instructed in writing by the Owner, with the consent of FMC, subject to the terms of this Agreement) to comply with the requirements of revised UCC Article 9 (as recommended for enactment by the National Conference of Commissioners on Uniform State Laws and the American Law Institute), if and when adopted in any relevant jurisdiction, or other changes in applicable law.

             (vii) The Agent shall not be responsible for the genuineness, authenticity, sufficiency, value, validity or marketability of any stock certificates or other item of property delivered to it from time to time pursuant to this Agreement.

             (viii) The Agent shall not be under any duty to monitor, determine, investigate or compel compliance by TERI with any term of this Agreement.

       (d) REQUESTING INSTRUCTIONS. Agent may at any time request directions from Owner as to any course of action or other matter relating to the performance of its duties under this Deposit and Security Agreement and Owner shall respond to such request in a reasonably prompt manner.

       (e) EMERGENCY ACTIONS. If Agent has asked Owner for instructions following the receipt of any notice of a default under Section 8 hereof or under the Guaranty Agreement and if the Owner has not responded to such request within 30 days, Agent shall be authorized to take such actions with regard to such default which Agent, in good faith, believes to be reasonably required to protect the Collateral from damage or destruction; PROVIDED, HOWEVER, that once instructions have been received from Owner, the actions of Agent shall be governed thereby and the Agent shall not take any further action which would be contrary thereto.

       (f) AMENDMENTS. An amendment, supplement, modification, restatement or waiver of any provision of this Deposit and Security Agreement or any document necessary to consummate the transactions contemplated hereby, any consent to any departure by any party therefrom, or the execution or acceptance by Agent of any document related thereto not in effect on the date hereof shall be effective if, and only if, consented to in writing by the Owner and FMC; provided, however, that no amendment, supplement, modification, restatement, waiver, consent or such document not in effect on the date hereof which imposes any additional responsibilities upon Agent shall be effective without the written consent of Agent.

       (g) ADMINISTRATIVE ACTIONS. Agent shall have the right to take such actions hereunder and under any document necessary to consummate the transactions contemplated hereby, not inconsistent with the instructions of Owner or the terms of this Deposit and Security Agreement, as Agent deems necessary or appropriate to perfect or continue the perfection of the liens on the Collateral for the benefit of Owner.

       (h) AGENT ACTING THROUGH OTHERS. Agent may perform any of its duties under this Deposit and Security Agreement and any document necessary to consummate the transactions contemplated hereby or through attorneys (which attorneys may be the same attorneys who represent Owner), agents or other persons reasonably deemed appropriate by Agent. In addition, Agent may act in good faith reliance upon the opinion or advice of attorneys selected by Agent. In all cases Agent may pay customary and reasonable compensation to all such attorneys, agents or other persons as may be employed in connection with the performance of its duties under this Deposit and Security Agreement and any document necessary to consummate the transactions contemplated hereby.

       (i)   RESIGNATION AND REMOVAL OF AGENT.

             (i) Agent (A) may resign at any time upon notice to Owner, TERI and FMC, and (B) may be removed at any time upon the written request of the Owner (with the written consent of FMC and, absent a default under Section 8 then continuing, of TERI, neither of which consents shall be unreasonably withheld) sent to Agent and TERI.

             (ii) If Agent shall resign or be removed, the Owner (with the written consent of FMC and, absent a default under Section 8 then continuing, of TERI, neither of which consents shall be unreasonably withheld) shall have the right to select a replacement Agent by notice to Agent and TERI. If TERI is dissatisfied with the service provided by Agent, TERI may request removal of the Agent in writing to Owner and FMC, setting forth its reasons for dissatisfaction and any proposed replacement Agent. Owner and FMC shall review such request in good faith, having in mind TERI's need for efficient and effective administrative interaction with the Agent.

             (iii) Upon selection of any replacement of Agent, Agent shall assign all of the liens upon and security interests in all Collateral and all right, title and interest of the Agent under this Deposit and Security Agreement and any document necessary to consummate the transactions contemplated hereby, to the replacement Agent, without recourse to Agent or Owner.

             (iv) No resignation or removal of Agent shall become effective until a replacement Agent shall have been selected as provided herein and shall have assumed in writing the obligations of Agent hereunder and under any document necessary to consummate the transactions contemplated hereby. In the event that a replacement Agent shall not have been selected as provided herein or shall not have assumed such obligations within 90 days after the resignation or removal of Agent, then Agent may apply to a court of competent jurisdiction for the appointment of a replacement Agent.

             (v) Any replacement Agent shall be a bank, trust company, or insurance company having capital, surplus and undivided profits of at least $100 million.

       (j) LIABILITY OF AGENT. In absence of willful misconduct, or negligent breach of this Deposit and Security Agreement, Agent will not be liable to Owner, TERI or FMC for any action or failure to act or any error of judgment, negligence, mistake or oversight on its part or on the part of any of its officers, directors, employees or agents. In no event shall the Agent be liable for indirect, punitive, special or consequential damage or loss (including but not limited to lost profits) whatsoever, even if the Agent has been informed of the likelihood of such loss or damage and regardless of the form of action.

       (k) NO RELIANCE ON AGENT. Neither Agent nor any of its officers, directors, employees or agents (including, but not limited to, any attorneys acting at the direction or on behalf of Agent) shall be deemed to have made any representations or warranties, express or implied, with respect to, nor shall Agent or any such officer, director, employee or agent be liable to TERI, FMC or Owner or responsible for (i) any warranties or recitals made by any party (other than Agent) in this Deposit and Security Agreement, nor in any certificate, instrument or document executed by any party (other than Agent) in connection therewith, (ii) the due or proper execution or authorization of this Deposit and Security Agreement by any party other than Agent, or the effectiveness, enforceability, validity, genuineness or collectibility as against any party (other than Agent) of this Deposit and Security Agreement, nor of any certificate, instrument or document executed by any of the parties (other than Agent) in connection therewith,
             (iii) the present or future solvency or financial worth of any party, or (iv) subject to Section 12 hereof, the value, condition, existence or ownership of any of the Collateral or the perfection of any lien upon or security interest in the Collateral whether now or hereafter held or granted) or the sufficiency of any action, filing, notice or other procedure taken or to be taken to perfect, attach or vest any lien or security interest in the Collateral. Except as may be required by Section 11(b) hereof,

             Agent shall not be required, either initially or on a continuing basis, to (A) make any inquiry, investigation, evaluation or appraisal respecting, or enforce performance by any party of, any of the covenants contained in this Deposit and Security Agreement or obligations of any party under any certificate, instrument or document executed by any of the parties in connection therewith, or
             (B) undertake any other actions (other than actions expressly required to be taken by it under this Deposit and Security Agreement). Nothing in this Deposit and Security Agreement or any certificate, instrument or document executed by any of the parties in connection therewith, expressed or implied, is intended to or shall be so construed as to impose upon Agent any obligations, duties or responsibilities except as set forth in this Deposit and Security Agreement and therein. Agent shall be protected in acting, and shall be entitled to rely upon, any notice, request, consent, certificate, order, affidavit, letter, telegram, telecopy or other paper or document given to it by any person reasonably and in good faith believed by it to be genuine and to have been signed or sent by such person. Agent shall have no duty to inquire as to the performance or observance of any of the terms, covenants or conditions of this Deposit and Security Agreement. Except upon the direction of Owner pursuant to Section 11(b) of this Deposit and Security Agreement, Agent will not be required to inspect the properties or books and records of any party for any purpose, including to determine compliance by the parties with their respective covenants respecting the perfection of security interests.

       (l) LIMITED AGENCY. Agent, TERI, FMC and Owner agree that it is the intent of the FMC and Owner to limit the scope of the powers of Agent to the specific powers delegated hereunder, together with such powers as are reasonably incidental thereto, and Agent does not and shall not have any other right or authority to bind the FMC or Owner or TERI in any other manner or thing whatsoever.

       (m) COMPENSATION. Owner and TERI direct Agent to withdraw from the Pledged Account all sums necessary to pay or reimburse the Agent for its fees and expenses in accordance with the fee schedule attached hereto as EXHIBIT 7, which includes, without limitation a right to reimbursement for legal fees and other actual out of pocket expenses paid to third parties. Agent shall notify FMC, TERI and Owner of amounts so withdrawn no less frequently than quarterly, and FMC shall reimburse the Pledged Account for such amounts within thirty (30) days of receipt of such notice. In the event that amounts in the Pledged Account are insufficient to pay the Agent amounts due under Exhibit 7, FMC shall pay such amounts to Agent on demand. Pursuant to Exhibit 7, Agent shall be reimbursed for ordinary and necessary expenses, including legal fees in connection with the preparation of this agreement, or arising out of or in connection with the administration of this Agreement or the exercise, enforcement or performance of any right, remedy, term, or provision of this Agreement by Owner, the filing or recording of UCC financing statements and other documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, insurance premiums, encumbrances other otherwise protecting, maintaining, preserving or refurbishing the Collateral, or realizing upon the Collateral, or curing any default and the Agent's liens and security interest thereon and collecting any deficiency, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out or relating to the transaction to which this Agreement relates; provided, further, that the Agent shall have a first lien on, and security interest in, the Collateral as security for such compensation, expenses and disbursements. TERI shall reimburse FMC on demand for fifty percent (50%) of any amounts FMC actually pays to Agent in excess of (1) Agent's regular fees set forth in sections one and two of Exhibit 7, and (2) legal fees for preparation of this Agreement.

       (n) MONTHLY REPORTS. Agent shall promptly provide TERI, FMC, and Owner with a monthly summary of all investment activity with respect to the Pledged Account, all earnings or losses thereon, itemized accounts of disbursements made hereunder, and all expenses and fees reimbursed or paid to Agent, and a valuation of the Pledged Account as of end of the month.

       (o) NO DUTY TO INQUIRE. The Agent may rely and act upon any written direction delivered to it as provided herein and reasonably and in good faith believed by it to be genuine, if purported to have been signed by TERI, FMC or Owner, as appropriate. The Agent shall not be required to take notice, and shall not be deemed to have notice, of any fact or occurrence, unless the Agent has actual knowledge thereof. The Agent shall have no obligation to determine the correctness or truth of any statement set forth in any certificate delivered to the Agent hereunder; provided that the Agent shall at all times be required to act in good faith hereunder.

       (p) FUNDS ADVANCED. Agent shall have no obligation to advance funds to purchase investments on behalf of the Pledged Account or TERI. If Agent does in fact advance funds, Agent shall notify TERI. If TERI fails to immediately reimburse Agent for such advance plus interest at Agent's Prime Rate from the date of advance, Agent shall sell or otherwise liquidate such investments in the Pledged Account to reimburse itself in full for same. "Prime Rate" means the fluctuating rate of interest which is publicly announced from time to time by Agent as its principal place of business as being its "prime rate" or "base rate" thereafter in effect, with each change in the Prime Rate automatically, immediately and without notice changing the fluctuating interest rate thereafter applicable hereunder, it being agreed that the Prime Rate is not necessarily the lowest rate of interest then available from Agent on fluctuating rate loans.

       (q)   Indemnity.

             Notwithstanding anything in this Agreement to the contrary, the Agent shall be under no obligation to expend or risk its own funds or otherwise incur any financial liability in the exercise of any of its rights or powers, or to take any action to protect, preserve or enforce any rights or interests in the Collateral (including, without limitation, the Collateral) or to take any action toward the execution or enforcement of its powers under this Agreement or under the Guaranty Agreement, whether on its own motion or on the request of Owner, that in the reasonable opinion of the Agent may involve loss, liability or unreimbursed expense to it, unless TERI, FMC or the Owner shall offer and furnish reasonable security or indemnity against such loss, liability and expense to the Agent.

             TERI and FMC covenant and agree, jointly and severally, to indemnify the Agent (and its directors, officers and employees) and hold it (and such directors, officers and employees) harmless from and against any loss, liability, damage, cost and expense of any nature incurred by the Agent arising out of or in connection with this Agreement or with the administration of its duties hereunder, including but not limited to attorney's fees and other costs and expenses of defending or preparing to defend against any claim of liability unless and except to the extent such loss, liability, damage, cost and expense shall be caused by the Agent's negligence, or willful misconduct. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement.

             TERI and FMC agree, jointly and severally, (i) to assume any and all obligations imposed now or hereafter by any applicable tax law with respect to any payment or distribution of the Collateral or performance of other activities under this Agreement (other than taxes imposed on the net income of Agent), (ii) to instruct the Agent in writing with respect to the Agent's responsibility for withholding and other taxes, assessments or other governmental charges, and to instruct the Agent with respect to any certifications and governmental reporting that may be required under any laws or regulations that may be applicable in connection with its acting as Agent under this Agreement, and (iii) to indemnify and hold the Agent harmless from any liability or obligation on account of taxes, assessments, additions for late payment, interest, penalties, expenses and other governmental charges that may be assessed or asserted against the Agent in connection with, on account of or relating to the Collateral, the management established hereby, any payment or distribution of or from the Collateral pursuant to the terms hereof or other activities performed under the terms of this Agreement, including without limitation any liability for the withholding or deduction of (or the failure to withhold or deduct) the same, and any liability for failure to obtain proper certifications or to report properly to governmental authorities in connection with this Agreement, including costs and expenses (including reasonable legal fees and expenses), interest and penalties. The foregoing indemnification and agreement to hold harmless shall survive the termination of this Agreement.

       (r) PLEDGE ACCOUNT NOT SUBJECT TO SET-OFF. Agent agrees that it holds the Pledged Account for the benefit of Owner, subject to the terms of this Agreement. The Pledged Account shall not be subject to, and Agent agrees not to exercise, any right of set off against the Pledged Account to secure or collect claims of Agent against TERI that arise out of transactions unrelated to this Agreement.

       12. POSSESSION OF COLLATERAL. Throughout the term of this Deposit and Security Agreement, possession of the Collateral shall be maintained by Agent, or its agent or nominee (if Agent so chooses from time to time), as necessary and appropriate to perfect Agent's security interest therein as provided in, and subject to the terms of, this Deposit and Security Agreement; PROVIDED, HOWEVER, that Agent shall at all times be responsible for the safekeeping of the Collateral and the acts of any such agent or nominee. Agent's sole responsibility with respect to perfection of the security interest created hereunder shall be to act in accordance with the instructions of Owner. Owner hereby instructs Agent that:

       (a) all cash in the Pledged Account shall be deposited in one or more deposit accounts held by Bank and subject to the terms of this Agreement.

       (b)   all investment property in the Pledged Account shall be either:

             (i) securities entitlements held in the name of Agent on the books of one or more securities intermediaries (which may include the Bank) who hold securities accounts for and in the name of Agent in the ordinary course of business, or

             (ii) certificated securities in the physical possession of Agent;

The parties agree that this Deposit and Security Agreement constitutes a control agreement as to cash deposits, securities, and investment property held in the Pledged Account.

       As used in this Section 12, the terms "investment property," "securities," "securities entitlement," "securities intermediary," and "control agreement" have the meaning set forth in the UCC.

       The foregoing instructions may be modified in writing by Owner, with the written consent of FMC.

       For purposes of this Agreement, the parties confirm and agree as follows:

(A) The Bank confirms that it has established the Pledged Account in accordance with Section 2.

(B) The Bank agrees that the Pledged Account is and will be maintained as a "securities account" within the meaning of Section 8-501 of the UCC.

(C) The Bank agrees to treat Agent, (acting at the direction of TERI or Owner in accordance with the terms of this Agreement), as the entitlement holder (within the meaning of Section 8-102(a)(7) of the UCC) with respect to each item of Collateral, including, but not limited to, all financial assets credited to or carried in the Pledged Account.

(D) The Bank agrees to treat Agent (acting at the direction of TERI or Owner in accordance with the terms of this Agreement) as the person entitled to exercise the rights that comprise any financial assets credited to or carried in the Pledged Account.

(E) The Bank agrees that all Collateral properly identified and delivered or transferred to the Bank pursuant to this Agreement will be promptly credited to the Pledged Account.

(F) All securities (or other investment property or financial assets credited to the Pledged Account) credited to the Pledged Account, if any, shall be registered in the name of the Agent or its nominee, indorsed to the Agent or its nominee or in blank or credited to another securities account maintained in the name of the Agent, PROVIDED, HOWEVER, that such registration, indorsement or maintenance shall in each case be in the name of the Agent on behalf of the Agent (for the benefit of TERI or Owner in accordance with the terms of this Agreement).

(G)    The Bank confirms that it is a "securities intermediary" as defined in
       Section 8-102(a)(14) of the UCC and a "Securities Intermediary" as defined in 31 C.F.R. 357.2 with respect to the Pledged Account.

(H) Upon the receipt of the Collateral by the Agent, the Agent hereby agrees, either to indicate by book entry that such Collateral has been credited to and is carried in the Pledged Account or accept such Collateral for credit to the Pledged Account.

(I) The parties hereto agree that each item of Collateral (other than cash) credited to or carried in the Pledged Account shall be treated as a financial asset under Articles 8 and 9 of the UCC.

(J) If at any time the Bank shall receive an entitlement order or any other order from Agent (acting in accordance with the terms of this Agreement) relating to the Pledged Account or any financial asset credited thereto or carried therein or any other Collateral, the Bank agrees that it shall comply with such entitlement order or other order without further consent of any other person.

(K) The parties hereto agree that Bank shall have sole dominion and control of all of the Collateral, including but not limited to all cash, financial assets and all security entitlements of Agent, credited to the Pledged Account. The Bank agrees that it shall take all entitlement orders and other directions and instructions with respect to the Pledged Account or any financial asset credited thereto or required to be credited thereto solely from the Agent and that it will not transfer or release the Collateral to any other person, except in accordance with an entitlement order from Agent (acting in accordance with the terms of this Agreement).

       13. TERMINATION OF SECURITY INTERESTS. This Deposit and Security Agreement and the security interests under this Deposit and Security Agreement shall terminate when all amounts due and owing on account of, and all obligations and liabilities of TERI in respect of, the Secured Obligations shall have been fully performed, satisfied, and paid as provided in this Deposit and Security Agreement as certified to the Agent in writing by the Owner. At such time, Agent shall promptly reassign and deliver to TERI, without recourse or representation, against TERI's receipt, all Collateral then held by Agent. TERI shall prepare and Agent shall, upon receipt of written request of TERI, execute and return to TERI for filing, at TERI's expense, termination statements in respect of any financing statements filed under this Deposit and Security Agreement. The security interests hereunder shall terminate as to all Collateral lawfully withdrawn by or paid to TERI hereunder, upon the occurrence of such withdrawal or payment.

       14.   REPRESENTATIONS AND WARRANTIES.

       (a)   Each party, with respect to itself, represents and warrants that:

             (i) The making and performance of this Deposit and Security Agreement and the activities contemplated hereby have been duly authorized by all necessary corporate action and do not and will not:

                     (A) violate any provision of law, or any regulation, order, decree, writ or injunction, or any provision of such party's charter or bylaws; or

                     (B) violate or result in the breach of, or constitute a default or require any consent under, any agreement or instrument by which it or any of its property may be bound or affected; and

             (ii) This Deposit and Security Agreement is the legal, valid and binding obligation of such party, enforceable in accordance with the terms hereof.

             (iii) There is no pending or threatened litigation that would, if resolved adversely to such party, adversely impact such party's ability to perform any of its obligations under this Deposit and Security Agreement or the Guaranty Agreement.

       (b) TERI represents and warrants that, except for the security interests of Agent created under this Deposit and Security Agreement, TERI is and will be the owner of the Collateral, whenever acquired or arising, free and clear of all liens, security interests, claims, encumbrances, charges, set-offs, defenses, and counterclaims.

       (c) The foregoing representations and warranties are subject to (i) the exercise of judicial discretion in accordance with the general principles of equity; (ii) the valid exercise of the police powers of the several states of the United States of America and of the constitutional powers of the United States of America and

             (iii) bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditor's rights generally.

       15. COVENANTS OF TERI. TERI agrees and covenants with Owner and FMC as follows:

       (a) MAINTENANCE AND USE OF COLLATERAL. TERI shall not permit the Collateral to be used in violation of the Guaranty Agreement or this Deposit and Security Agreement.

       (b) TAXES. TERI shall, if so obligated, pay and discharge when due all taxes, assessments, license or permit fees, levies, and other charges upon the Collateral, and TERI shall, if so obligated, also pay and discharge when due all other taxes, levies, or assessments relating to its business which, if unpaid, might give rise to any penalty, security interest, lien, charge, levy, assessment, or encumbrance in, on or against the Collateral. The Collateral and all income and/or proceeds of the Collateral shall be, and be treated by TERI as being, the property of TERI, and TERI shall report the Collateral and all such proceeds as its sole property until, unless and except to the extent any of the Collateral is paid and transferred to Owner pursuant to the Guaranty Agreement and this Deposit and Security Agreement. If any amounts are paid by FMC to Agent under Section 11(q) hereof with respect to (i) any taxes or assessments legally imposed on TERI, or (ii) any amounts TERI is legally obligated to pay the Agent under the Guaranty Agreement or this Agreement, TERI will promptly reimburse FMC for all such amounts.

       (c) NO ENCUMBRANCE. Except as otherwise expressly permitted in this Deposit and Security Agreement, TERI shall not sell, assign, transfer, pledge, hypothecate, or otherwise dispose of or encumber any of the Collateral or any interest therein until all of the Secured Obligations are fully satisfied. TERI shall protect and defend the Collateral from and against any and all claims, demands, or legal proceedings brought or asserted by any party other than Agent.

       (d) MAINTENANCE OF SECURITY INTEREST. TERI agrees that it shall do all things necessary to preserve and maintain the security interests of Agent under this Deposit and Security Agreement as a first priority lien in the Collateral and shall not permit the creation of any other lien, charge, security interest, or encumbrance in the Collateral. TERI agrees that it shall execute and if necessary deliver to Agent for execution and TERI shall file or record, or cause to be filed or recorded, such notices, financing statements, continuation statements, certificates of title, and other documents, and shall deliver to Agent upon request therefor such securities, agreements, writings, documents, certificates, instruments, or other intangibles, as Agent reasonably deems necessary from time to time to perfect and maintain the perfection of the security interests of Agent under this Deposit and Security Agreement. All documents which are being filed or recorded shall be prepared by and in form and substance satisfactory to FMC. Agent, FMC or TERI shall have the right to file this Deposit and Security Agreement and any financing statement reflecting the content of this Agreement for record in any governmental office.

       (e)   RECORDS, STATEMENTS, AND RELATED DOCUMENTS. TERI agrees:

             (i) when reasonably requested to do so by Agent, Owner or FMC, to prepare and deliver to Agent, Owner and FMC a schedule in form satisfactory to Agent, certified by an authorized officer of TERI, listing all Collateral and the location thereof;

             (ii) to keep accurate and complete records at all times in respect of the Collateral and to deliver to Agent, Owner and FMC copies of such records and such other information regarding the Collateral which Agent, Owner or FMC may reasonably request; and

             (iii) that at any reasonable time during TERI's normal business hours, and after reasonable notice (at least three (3) business days), Agent, Owner, FMC or their authorized representatives may enter the premises of TERI to inspect and copy the books and records of TERI, all of which records shall be kept at the principal offices of TERI, except as permitted under paragraph (f) below. Any such examination or inspection shall be at the expense of the party requesting such examination or inspection, unless there is then existing a default under this Deposit and Security Agreement, or unless the examination or inspection is the result of a notice (other than a notice of name change) given by TERI pursuant to paragraph (g) below, or unless the examination or inspection uncovers a default not cured within thirty (30) days hereunder, in which case such examination or inspection shall be at TERI's expense.

       (f) LOCATION. The principal office of TERI is located at 330 Stuart Street, Suite 500, Boston, Massachusetts 02116-5237, and all books of account and records relating to the collateral and TERI's business are located at TERI's principal office. TERI shall not, without giving Agent and FMC at least ten (10) days prior written notice, change the location of any of the Collateral or the location at which it does business, including, without limitation, the location at which any books of account or records relating to the Collateral and TERI's business are kept.

       (g) NOTICE. TERI shall promptly notify Agent, Owner and FMC of any change in TERI's name or any physical loss, destruction, or damage to any material portion of the Collateral. TERI shall also promptly notify Agent, Owner and FMC of any default hereunder. In the event of a name change, TERI shall take such actions, if any, as shall be necessary to maintain the security interests of Agent hereunder.

       (h) FURTHER INFORMATION. TERI shall execute and deliver, or cause to be executed and delivered, to Agent, in a form satisfactory to Agent, TERI's certification of its tax identification number, its direction under 17 C.F.R 240.146.2 and such other documents as Agent shall reasonably request to perform its obligations hereunder.

       (i) Notwithstanding any term of Section 15 (or any other term of this Deposit and Security Agreement) to the contrary:

             (i) upon receipt of any notice described in Section 15(f) or (g), the Agent shall have no obligation to take any action other than to forward such information to the Owner and FMC;

             (ii) upon receipt of any other information or notice described in or pursuant to Section 15 (other than as described in Section 15(i) above), the Agent shall be under no duty or obligation to examine or take any action with respect thereto other than to retain such information in order to make it available to Owner upon their written request; and

             (iii) the Agent is under no duty (A) to request any written statements pursuant to Section 15(e)(i) or (B) to request any action, including any filings or recordings, pursuant to Section 15(d).

       (j) Owner, FMC and Agent shall coordinate their requests to TERI for inspections, documents and other actions under this Section 15 in order to avoid placing unreasonable burden upon TERI.

       16. WAIVER. No delays or omissions by either party in exercising or enforcing any of its respective rights, remedies, powers, privileges and discretions ("Rights and Remedies") shall operate as or constitute a waiver of any such Rights and Remedies. No waiver by a party of any default under this Deposit and Security Agreement or the Guaranty Agreement shall operate as a waiver of any other default under the Deposit and Security Agreement. No single or partial exercise by a party of any of its Rights and Remedies shall preclude the other of further exercise of such Rights and Remedies. No waiver or modification of a party's Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All Rights and Remedies shall be cumulative and not alternative or exclusive, and a party may exercise any such Rights and Remedies or any of them at such time or times and in such order of preference as that party in its sole discretion may determine.

       17.   [Intentionally Omitted.]

       18. CONFIDENTIALITY. The parties acknowledge that this Deposit and Security Agreement contains confidential information and agree not to disclose any of the terms and conditions relating to this Deposit and Security Agreement and the Pledged Account without the prior express written consent of the others. The provisions of the foregoing sentence to the contrary notwithstanding, any such information may be disclosed to any employees, officers, directors or representatives of the parties to effect the purpose of the Bank of America GATE Education Loan Programs and to the attorneys and accountants of the parties on a confidential basis. This provision shall, further, not be construed to prohibit the disclosure of any information relating to this Deposit and Security Agreement
(a) that is now or in the future becomes public information, (b) as may be required by applicable law or this Deposit and Security Agreement or the Guaranty Agreement, (c) to the underwriters and rating agencies, their employees, agents and attorneys and to such others as Owner may determine necessary (including regulators and potential investors in a private or public offering) in connection with the sale, securitization or other financing of any of the Loans, and (d) as necessary to perfect or enforce the security interest in the Collateral granted hereunder.

             19. CHOICE OF LAW. This Deposit and Security Agreement shall be governed and construed in accordance with New York law, without regard to principles of conflict of laws. The parties each consent to jurisdiction in the appropriate Court Department for Suffolk County, located in Boston, Massachusetts, and the United States District Court for the District of Massachusetts, as judicial forums within which any action by or against the Agent (but not any other party) to enforce the provisions hereof or any disputes arising under this Deposit and Security Agreement may be brought. It is understood and agreed that, should any dispute arise with respect to the delivery, ownership, right of possession, and/or disposition of the Pledged Account, or should any claim be made upon the Agent or the Pledged Account by a third party, the Agent upon receipt of notice of such dispute or claim is authorized and shall be entitled (at its sole option and election) to retain in its possession without liability to anyone, all or any of said Pledged Account until such dispute shall have been settled either by the mutual written agreement of the parties involved or by a final order, decree or judgment of a court in the United States of America, the time for perfection of an appeal of such order, decree or judgment having expired. The Agent may, but shall be under no duty whatsoever to, institute or defend any legal proceedings which relate to the Pledged Account.

       20. SEVERABILITY. If at any time one or more provisions of this Deposit and Security Agreement is or becomes invalid, illegal or unenforceable in whole or in part, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

       21. ASSIGNMENT. This Deposit and Security Agreement may not be assigned by any party without the others' prior express written consent, except as may be required pursuant to Section 4 or permitted pursuant to this Section 21.

       22. HEADINGS. The section headings used in this Deposit and Security Agreement are for convenience of reference only and are not to affect the construction or to be taken into consideration in interpreting this Deposit and Security Agreement.

       23. AMENDMENT. This Deposit and Security Agreement may be amended or modified only by the written agreement of TERI, Agent, on behalf of Owner, and FMC.

       24. NOTICES. All notices under this Deposit and Security Agreement shall be sent by any means requiring receipt signature, or if by facsimile confirmed by first-class mail, postage or other delivery charge prepaid to

TERI:

The Education Resources Institute, Inc.
330 Stuart Street
Boston, Massachusetts 02116-5237
Attention: Paul C. McCarty, Senior Vice President

and if such notice regards a default hereunder, with a copy to:

William S. Strong, Esq.
Kotin, Crabtree & Strong, LLP
One Bowdoin Square
Boston, Massachusetts 02114-2919

Owner:

Kathy Cannon
Bank of America
National Student Lending Group
275 South Valencia Avenue, 3rd fl
Brea, CA 92823

With a copy to:

Mary Price
Bank of America
555 California Street
8th Floor
San Francisco, CA 94104

FMC:

The First Marblehead Corporation
Attn: Daniel Maxwell Meyers
Chairman, CEO
30 Little Harbor
Marblehead, MA  01945

and if such notice regards a default hereunder, with a copy to:

Richard P. Hackett, Esq.
Pierce Atwood
One Monument Square
Portland, ME 04101

Agent:

       -   by first class mail, to:

           State Street Bank and Trust Company
           Global Investors Services Group
           Corporate Trust
           P.O. Box 778
           Boston, Massachusetts 02102-0778
           Attention: THE EDUCATION RESOURCES INSTITUTE,
           INC. DEPOSIT AND SECURITY AGREEMENT

       -   if by fax addressed as
           above and sent to
           the following telecopy
           number:

           Fax: 617-662-1435


       -   if by hand, certified or
           registered mail or overnight
           courier or delivery, to:

           State Street Bank and Trust Company
           Global Investors Services Group
           Corporate Trust, 6th Floor
           2 Avenue DeLafayette
           Boston, Massachusetts 02111-1724
           Attention: THE EDUCATION RESOURCES INSTITUTE INC.
           DEPOSIT AND SECURITY AGREEMENT

Any party may, by notice to the other party in accordance with this section, designate a different address for notices thereafter under this Deposit and Security Agreement.

       25. NON-BUSINESS DAYS. Any action required or permitted to be taken or done hereunder on a day which is not a business day in Boston, Massachusetts may be taken or done on the next business day with the same effect as if taken or done on such non-business day.

       26. COUNTERPARTS. This Deposit and Security Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall together be deemed a single agreement.

       IN WITNESS WHEREOF, the parties hereto have caused this Deposit and Security Agreement to be executed by their respective officers, being first duly authorized, as of the day and year first above written.

THE EDUCATION RESOURCES INSTITUTE, INC.

By:
    --------------------------


BANK OF AMERICA, N.A.


By:
    --------------------------


THE FIRST MARBLEHEAD CORPORATION


By:
    --------------------------


STATE STREET BANK AND TRUST COMPANY
as Agent and as Bank

By:
    --------------------------

                   Exhibits to Deposit and Security Agreement

Exhibit 1 - Remittance of Guaranty Fees and/or Recoveries Letter

Exhibit 2 - Payment of Guaranty Claims Direction Letter

Exhibit 3 - TERI Investment Policy

Exhibit 4 - Transferred Pledged Account Letter

Exhibit 5 - Withdrawal Request

Exhibit 6 - Guaranty Agreement

Exhibit 7 - Fee Schedule

                                    EXHIBIT 1

              REMITTANCE OF GUARANTY FEES AND/OR RECOVERIES LETTER

 [OWNER LETTERHEAD (or Owner Disbursing Agent) OR TERI IF RECOVERIES FROM TERI]


STATE STREET BANK AND TRUST CO.
2 AVE. DELAFAYETTE 6TH FLOOR
BOSTON, MA 02111

Re: TERI/FMC Pledged Account #

Ladies and Gentlemen:


          Reference is made to (i) the Deposit and Security Agreement (the "Deposit and Security Agreement"), dated as of ___, 2001, by and among STATE STREET BANK AND TRUST COMPANY, as Agent Bank (the "Agent"), THE EDUCATION RESOURCES INSTITUTE, INC., ("TERI"), THE FIRST MARBLEHEAD CORPORATION ("FMC") and Bank of America, N.A. ("OWNER"). Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Deposit and Security Agreement.

          In accordance with the Deposit and Security Agreement, The following amounts will be wired to the Pledged Account:

1. $___________________ Total Guaranty Fees*

          *ATTACHED IS A LIST OF EACH LOAN NAME, LOAN NUMBER, AND AMOUNT ASSOCIATED WITH THIS GUARANTY FEE REMITTANCE.

2. $____________________ Total Recovery**

          ** ATTACHED IS A LIST OF EACH LOAN NAME, LOAN NUMBER, AND AMOUNT ASSOCIATED WITH THIS RECOVERY REMITTANCE.

   $_____________________ Total Amount wired to Agent

The above-referenced funds will be wired to the Agent using the following wire instruction:

                           STATE STREET BANK & TRUST
                           COMPANY
                           BOSTON, MA 02111

                           ABA # 011-000-028

                           A/C# 5984-8069

                           ATTENTION: TERI/FMC DEPOSIT ACCOUNT

                           SEI ###### - 000

Please contact me at [OWNER CONTACT TELEPHONE NUMBER (OR TERI] should you have any questions regarding this request.



AUTHORIZED SIGNATURE

[OWNER/TERI]

                                    EXHIBIT 2

    PAYMENT OF GUARANTY CLAIMS (OR REFUND OF GUARANTY FEES) DIRECTION LETTER

                                [TERI LETTERHEAD]


STATE STREET BANK AND TRUST CO.
2 AVE. DELAFAYETTE 6TH FLOOR
BOSTON, MA 02111

Re: TERI/FMC Pledged Account #

Ladies and Gentlemen:


          Reference is made to (i) the Deposit and Security Agreement (the "Deposit and Security Agreement"), dated as of ___, 2001, by and among STATE STREET BANK AND TRUST COMPANY, as Agent Bank (the "Agent"), THE EDUCATION RESOURCES INSTITUTE, INC., ("TERI"), THE FIRST MARBLEHEAD CORPORATION ("FMC") and Bank of America, N.A. ("OWNER"). Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Deposit and Security Agreement.

          In accordance with the Deposit and Security Agreement, Please remit $___________________ in Guarantee Claims [refund of guaranty fees] to Owner;

 PLEASE USE THE FOLLOWING WIRE INSTRUCTIONS:

         [Bank Name]

         [Bank Location]

         ABA #

         A/C#

         ATTENTION: TERI/FMC Guarantee Claims

         Comments:

       In addition, please fax this direction letter along with the attached breakdown, which lists the Loan(s), associated with the above-referenced claim funds to:

       [OWNER] Attention: [Name]; and      [SERVICER] Attention: [Name]:
       Fax Number: ____________            Fax Number: _____________


Please contact me at [TERI CONTACT TELEPHONE NUMBER] should you have any questions regarding this request.

AUTHORIZED SIGNATURE

TERI

Enc

                                    EXHIBIT 3

                                INVESTMENT POLICY


                    The Education Resources Institute, Inc.
                               Investment Policy

TERI management invests in the following categories of instruments:

               SHORT-TERM INVESTMENTS

               Certificates of Deposit
               Repurchase Agreements
               U.S. Treasury Bills and Notes
               Commercial Paper (AA or better)
               Money Market Funds

               LONG-TERM INVESTMENTS

               U.S. Treasury Bonds and Notes
               Federal Agency Issues

Limitations on the term, quality, and aggregate amounts of investments are as follows:

     Short-term investments are those of a period less than two years. Long-term investments are two to ten years in duration. The mix of short and long-term investments shall be determined by staff according to fluctuating cash flow demands and investment opportunities.

     Of that portion of funds deemed appropriate for long-term investment, no more than 50 percent shall be invested beyond five years.

Limits on investment in Certificates of Deposit are:

     A maximum of $500,000 invested in any one bank. Such bank must have ratio of reserves and retained earning which meet total capital ratio standards and must be insured by the Federal Deposit Insurance Corporation.

     A maximum of $100,000 invested in any one bank that does not meet the above note requirement, but still must be FDIC insured.

Limits on investments in Repurchase Agreements are:

     A maximum of $500,000 invested in any one bank. Such bank must have ratio of reserves and retained earnings which meet total capital ratio standards and must be insured by the Federal Deport Insurance Corporation.

Money market funds may be used to maximize returns on corporate operating accounts but not for long-term investment purposes.

                                    EXHIBIT 4


                       TRANSFERRED PLEDGED ACCOUNT LETTER

                                [FMC LETTERHEAD]


STATE STREET BANK AND TRUST CO.
2 AVE. DELAFAYETTE 6TH FLOOR
BOSTON, MA  02111

Re: TERI/FMC Pledged Account #

Ladies and Gentlemen:


          Reference is made to (i) the Deposit and Security Agreement (the "Deposit and Security Agreement"), dated as of ___, 2001, by and among STATE STREET BANK AND TRUST COMPANY, as Agent Bank (the "Agent"), THE EDUCATION RESOURCES INSTITUTE, INC., ("TERI"), THE FIRST MARBLEHEAD CORPORATION ("FMC") and Bank of America, N.A. ("OWNER"). Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Deposit and Security Agreement.

          In accordance with the Deposit and Security Agreement, Please remit $___________________ in Transferred Pledged Account funds to [SECURITIZATION TRUSTEE NAME], the Securitization Owner Trustee as follows:

WIRE INSTRUCTIONS:

        [Bank Name]

        [Bank Location]

        ABA #

        A/C#

        ATTENTION: Transferred TERI/FMC Pledged Account Funds

        Comments:

In addition, attached is a list of each loan name, loan number, and amount associated with this transfer remittance. This letter as well as the attached list should be faxed to [SECURITIZATION TRUSTEE NAME] at [SECURITIZATION TRUSTEE FACSIMILE NUMBER] prior to the funds being wired.

Please contact me at [FMC CONTACT TELEPHONE NUMBER] should you have any questions regarding this request.

AUTHORIZED SIGNATURE

FMC

Enc

                                    EXHIBIT 5

          REQUEST FOR REIMBURSEMENT OF INCOME TAX OR OTHER TAX AMOUNTS

                                [TERI LETTERHEAD]


STATE STREET BANK AND TRUST CO.
2 AVE. DELAFAYETTE 6TH FLOOR
BOSTON, MA 02111

BANK OF AMERICA, N.A.
NATIONAL STUDENT LENDING GROUP
275 SOUTH VALENCIA AVENUE, 3RD FLOOR
BREA, CA 92823
ATTENTION: KATHY CANNON

Re: TERI/FMC Pledged Account  #

Ladies and Gentlemen:


          Reference is made to (i) the Deposit and Security Agreement (the "Deposit and Security Agreement"), dated as of ___, 2001, by and among STATE STREET BANK AND TRUST COMPANY, as Agent Bank (the "Agent"), THE EDUCATION RESOURCES INSTITUTE, INC., ("TERI"), THE FIRST MARBLEHEAD CORPORATION ("FMC") and OWNER. Capitalized terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Deposit and Security Agreement.

          In accordance with section 3(d)(iv) of the Deposit and Security Agreement, this is to inform you that TERI has been assessed and has paid the sum of $______________________________ in income or excise taxes with respect to income earned on the Pledged Account. We hereby request reimbursement of such amount to be sent as follows:

PLEASE USE THE FOLLOWING WIRE INSTRUCTIONS:

                  [Bank Name]

                  [Bank Location]

                  ABA #

                  A/C#

                  ATTENTION: TERI

                  Comments:

                In accordance with the Deposit and Security Agreement, we are forwarding a copy of this request to FMC. We have also enclosed documentation to support this request.

Please contact me at [TERI CONTACT TELEPHONE NUMBER] should you have any questions regarding this request.


AUTHORIZED SIGNATURE

TERI

Enc

                                    EXHIBIT 6
                          [Copy of Guaranty Agreement]


                                 To be provided

                                    EXHIBIT 7
                                       To
                         Deposit and Security Agreement
                              Agent's Compensation

1. [**] Dollars ($[**]) for each deposit to the Pledged Account (regardless of the total amount deposited and the number of loans related to such deposit).

2. [**] Basis Points [**]%) annually multiplied by the balance in the Pledged Account, payable monthly based on the average of the first day's and last day's balance in the Pledged Account.

3. Legal fees and other actual out of pocket expenses paid to third parties shall be reimbursed at cost.